UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: July 31, 2013

Date of reporting period: July 31, 2013

Item 1. Reports to Stockholders.

July 31, 2013

ANNUAL REPORT

Adviser Managed Trust

† Tactical Offensive Equity Fund

† Tactical Offensive Fixed Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2013

Tactical Offensive Equity Fund

I. Objective

The Tactical Offensive Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of all of the shares for which the Financial Adviser exercises investment discretion. The Financial Adviser’s redemption request will cause the Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Once the shares for which the Financial Adviser exercises investment discretion are redeemed, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF”s) that are designed to track the performance of the broad equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no sub-adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach

When the Fund is an active component of the Adviser Managed Strategy, it uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SIMC. The Fund utilized the following sub-advisors as of July 31, 2013: AJO, L.P.; AQR Capital Management LLC; Brown Advisory LLC; Causeway Capital Management LLC; Delaware Investments Fund Advisers; Lazard Asset Management LLC; PanAgora Asset Management, Inc.; Parametric Portfolio Associates LLC; and Thornburg Investment Management, Inc.

For the period ending July 31, 2013, there were no changes to the manager lineup within the Fund.

IV. Market Commentary

For the year ended July 31, 2013, developed-market equities experienced a strong rally, with the continued anticipation of central bank intervention bolstering investor confidence. This was led by Mario Draghi’s statement to do “whatever it takes” to preserve the euro currency union. As a result, Europe was the top-performing region for the period. Toward the end of 2012, we saw the election of Prime Minister Shinzo Abe in Japan and the introduction of “Abenomics” spark a sharp uptrend in Japanese equity markets. Toward the end of the period, U.S. Federal Reserve talk of tempering its quantitative easing program spooked investors, as a slowdown in the world’s largest economy could have a carry-on effect in global markets. In emerging markets, fears of economic slowdowns in the largest countries (such as China and Brazil) caused returns to lag those of developed markets. Despite these risks, most developed countries posted strong double-digit returns for the period, while various emerging markets lagged.

V. Return vs. Benchmark

For the fiscal year ending July 31, 2013, the Fund returned 24.64%, while the S&P 500 Index returned 25.00% and the blended benchmark of 70% Russell 3000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index returned 23.59%.

Adviser Managed Trust / Annual Report / July 31, 2013	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2013

Tactical Offensive Equity Fund (Concluded)

VI. Fund Attribution

The Fund outperformed its blended benchmark, driven primarily by strong stock selection at both the regional and sector levels. From a regional perspective, the overweight to Europe and underweight to Pacific ex-Japan bolstered results. Europe delivered somewhat surprising results on the heels of Draghi’s statement to preserve the eurozone, and the Pacific ex-Japan region struggled (due in large part to weakness in Australian bank stocks) toward the end of the period. Strong stock selection within the U.S. contributed the most to the Fund’s outperformance. Despite the relatively weak returns from emerging markets during the period, the Fund’s sub-advisors delivered strong stock selection and were able to add value versus the emerging markets benchmark. Looking at sector returns, selection in information technology was the greatest single contributor, although selection was also strong across a number of other sectors, including financials and materials. One area of relative weakness was selection within the health care sector, although this did little to dampen the otherwise positive results.

Please note that currency futures and forwards were utilized by a number of Fund sub-advisors to mitigate the risk from their overweight exposures to foreign currencies. However, the allocation to currency contracts at the Fund level and the overall impact on performance was negligible.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized Inception to Date
Tactical Offensive Equity Fund, Class A	24.64%	13.20%†
S&P 500 Index	25.00%	12.78%
Blended 70% Russell 3000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index	23.59%	9.06%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Equity Fund, Class A, versus the S&P 500 Index and Blended 70% Russell 3000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index.

[1]

For the year ended July 31, 2013. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 70/20/10 Blended Benchmark, which consists of the Russell 3000 Index, MSCI EAFE Index, and the MSCI Emerging Markets Index. The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

†	The Fund was not an active component of the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012.

2	Adviser Managed Trust / Annual Report / July 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2013

Tactical Offensive Fixed Income Fund

I. Objective

The Tactical Offensive Fixed Income Fund (the “Fund”) seeks to provide total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Equity Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of all of the shares for which the Financial Adviser exercises investment discretion. The Financial Adviser’s redemption request will cause the Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Once the shares for which the Financial Adviser exercises investment discretion are redeemed, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no sub-adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach

When the Fund is an active component of the Adviser Managed Strategy, it uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SIMC. The Fund utilized the following sub-advisors as of July 31, 2013: Metropolitan West Asset Management LLC; and Wellington Management Company LLP.

IV. Market Commentary

For the year ended July 31, 2013, the non-Treasury sectors of the U.S. fixed-income market generally outperformed duration-neutral Treasuries, thanks to the accommodative policies of central banks around the world. The European Central Bank launched two rounds of long-term refinancing operations in 2012, which helped alleviate short-term funding pressure in the eurozone. In the U.S., the Federal Reserve (Fed) continued its Operation Twist program until December 2012, and started its third quantitative-easing program (QE3) that involves purchasing an average of $85 billion of long-term Treasuries and agency mortgage-backed securities (MBS) every month. In addition, economic and corporate fundamentals continued to improve, while inflation remained benign. The housing market experienced a strong recovery, with the S&P/Case-Shiller national price index up double digits from a year ago. The non-agency MBS market saw strong price appreciation over the year, helped by improving credit fundamentals and attractive valuations. After a few years of deleveraging, we believe that corporations, especially financial companies, have much stronger balance sheets and solid earnings. Primary issuance was robust and has been met with strong demand from investors.

However, the bond market turned down at the beginning of May 2013, as the fear of the Fed’s eventual tapering of QE3 caused interest rates to surge, triggering a broad market selloff. The 10-year-Treasury yield rose by 82 basis points and the 30-year Treasury yield increased by 62 basis points from the beginning of May to the end of June. Credit spreads widened across sectors, reflecting rising risk aversion, with fixed-income funds witnessing their largest cash outflows since the beginning of the year.

Adviser Managed Trust / Annual Report / July 31, 2013	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2013

Tactical Offensive Fixed Income Fund (Concluded)

V. Return vs. Benchmark

For the fiscal year ending July 31, 2013, the Fund returned (0.89)%, outperforming the Barclays US Aggregate Bond Index which returned (1.91)%.

VI. Fund Attribution

A strategic allocation to high yield contributed to relative performance, as that sector outperformed the Barclays US Aggregate Bond Index (the “Index”). Within the asset class, fundamentals remained good and default rates remained low (the Moody’s U.S. speculative default rate ended May at 3.0%, below its 4.8% historical average). A strategic allocation to emerging-markets debt helped, as this sector outperformed the Index over the one-year period. Credit-default swaps were utilized to efficiently gain exposure to these sectors. The Fund’s overweights to commercial and non-agency MBS added to performance, and an overweight to financials was also positive. An underweight to the broader investment-grade corporate sector was a detractor. The Fund’s short-duration posture added to performance, as intermediate Treasury yields rose. Treasury futures were utilized to efficiently assist in managing the Fund’s duration and yield-curve exposures. Currency forwards were utilized to hedge foreign currency exposure inherent to sovereign bonds held by the Fund.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Tactical Offensive Fixed Income Fund, Class A	(0.89)%	4.02%
Barclays US Aggregate Bond Index	(1.91)%	3.77%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Fixed Income Fund, Class A, versus the Barclays US Aggregate Bond Index.

[1]

For the year ended July 31, 2013. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

4	Adviser Managed Trust / Annual Report / July 31, 2013

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.1%

Argentina — 0.0%
Arcos Dorados Holdings, Cl A	10,700	$129

Bermuda — 0.1%
Maiden Holdings	3,400	41
Montpelier Re Holdings	13,300	359
RenaissanceRe Holdings	7,000	609

		1,009

Brazil — 1.5%
ALL - America Latina Logistica	108,424	419
Arteris	12,800	121
B2W Cia Digital*	49,100	231
Banco Bradesco ADR	17,483	214
Banco do Brasil	17,952	180
Banco Santander Brasil	26,900	161
Banco Santander Brasil ADR	68,200	411
BM&FBovespa	39,100	211
Braskem ADR*	24,200	372
BRF ADR	40,600	870
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	10,700	477
Cia de Bebidas das Americas ADR	11,230	424
Cosan Industria e Comercio	6,900	131
Cyrela Brazil Realty Empreendimentos e Participacoes	24,000	171
Embraer ADR	42,739	1,452
Even Construtora e Incorporadora	31,700	118
Fibria Celulose ADR*	61,400	680
Gafisa ADR*	49,126	118
Gerdau ADR	47,700	302
Gol Linhas Aereas Inteligentes ADR*	55,600	197
Helbor Empreendimentos	20,540	76
Hypermarcas	99,000	722
Itau Unibanco Holding ADR	153,736	1,960
JBS	67,300	191
M Dias Branco	300	12
Minerva*	8,900	36

Description	Shares	Market Value ($ Thousands)

Natura Cosmeticos	51,300	$1,025
Petroleo Brasileiro	17,400	118
Petroleo Brasileiro ADR	85,500	1,166
Santos Brasil Participacoes	15,400	172
Sul America	7,431	45
Telefonica Brasil ADR	17,000	365
Tim Participacoes ADR	76,200	1,430
Vale	12,600	172
Vale ADR, Cl B	35,600	488

		15,238

Canada — 0.6%
Agrium	1,200	102
Canadian National Railway	13,871	1,385
Imperial Oil	29,600	1,269
Kodiak Oil & Gas	3,100	30
Potash Corp of Saskatchewan	45,400	1,317
Silver Wheaton	3,285	75
Teck Resources, Cl B	63,700	1,491

		5,669

Chile — 0.0%
Banco Santander Chile ADR	4,919	111
Cia Cervecerias Unidas ADR	2,770	75
Sociedad Quimica y Minera de Chile ADR	4,900	142
Vina Concha y Toro ADR	2,200	80

		408

China — 2.2%
Baidu ADR*	29,065	3,846
Bank of China, Cl H	1,659,965	696
China Construction Bank, Cl H	1,899,946	1,418
China Lumena New Materials	490,000	92
China National Building Material, Cl H	266,000	240
China Petroleum & Chemical ADR	3,510	261
China Petroleum & Chemical, Cl H	1,122,550	835
China Telecom, Cl H	658,000	328
Chongqing Rural Commercial Bank, Cl H	430,000	176
CNOOC	2,299,727	4,151
Dongyue Group	132,000	51
Giant Interactive Group ADR	17,651	144
Great Wall Motor, Cl H	108,000	504
Guangzhou R&F Properties	69,600	108
Harbin Electric, Cl H	110,000	68
Industrial & Commercial Bank of China, Cl H	5,610,127	3,689
Inner Mongolia Yitai Coal, Cl B	17,800	41
Kingsoft	60,000	103
PetroChina ADR	2,700	315
PetroChina, Cl H	340,000	398
SINA*	22,300	1,538
Sinopharm Group, Cl H	365,506	999
SOHO China	243,000	199

Adviser Managed Trust / Annual Report / July 31, 2013	5

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2013

Description	Shares	Market Value ($ Thousands)

Sohu.com*	13,700	$856
Tencent Holdings	4,893	222
Tingyi Cayman Islands Holding	172,000	425
Travelsky Technology, Cl H	77,000	60
Tsingtao Brewery, Cl H	76,000	581

		22,344

Colombia — 0.0%
Almacenes Exito	9,244	152
Ecopetrol ADR	5,276	241

		393

Czech Republic — 0.0%
AVG Technologies*	5,000	111
CEZ	3,777	90

		201

Denmark — 0.3%
Novo Nordisk, Cl B	19,609	3,311

France — 2.2%
Air Liquide	20,572	2,726
AXA	46,491	1,023
BNP Paribas	35,787	2,311
Cie Generale des Etablissements Michelin	15,019	1,505
GDF Suez	43,740	916
Legrand	34,365	1,777
LVMH Moet Hennessy Louis Vuitton	22,481	4,079
Publicis Groupe	30,779	2,478
Sanofi	23,220	2,472
Technip	10,663	1,174
Total	37,764	2,011

		22,472

Germany — 2.1%
Adidas	24,624	2,740
Allianz	7,502	1,168
Bayer	13,268	1,539
Daimler	35,292	2,447
Deutsche Bank	61,341	2,762
Deutsche Boerse	8,984	634
Fresenius Medical Care & KGaA	40,202	2,540
Linde	7,919	1,523
Muenchener Rueckversicherungs	5,345	1,059
Osram Licht*	1	—
SAP	40,065	2,941
Siemens	22,222	2,429

		21,782

Hong Kong — 0.9%
AIA Group	594,634	2,818
China Mengniu Dairy	182,000	729
China Merchants Holdings International	152,000	475

Description	Shares	Market Value ($ Thousands)

China Mobile	73,949	$787
China Mobile ADR	15,100	799
China Unicom ADR	27,100	397
CNOOC ADR	2,700	486
Hong Kong Exchanges and Clearing	143,047	2,223
KWG Property Holding	157,500	90
Lenovo Group	397,991	363
Shougang Fushan Resources Group	342,000	112
Sino Biopharmaceutical	72,000	52
Skyworth Digital Holdings	66,000	34

		9,365

Hungary — 0.0%
EGIS Pharmaceuticals	384	36
OTP Bank	11,935	239

		275

India — 0.2%
ICICI Bank ADR	12,700	416
Reliance Industries GDR (A)	64,010	1,835

		2,251

Indonesia — 0.2%
Aneka Tambang Persero	545,500	62
Astra Agro Lestari	49,500	75
Bank Bukopin	732,000	47
Holcim Indonesia	120,977	31
Indo Tambangraya Megah	21,000	49
Indocement Tunggal Prakarsa	62,962	128
Indofood CBP Sukses Makmur	75,500	82
Indofood Sukses Makmur	173,000	110
Japfa Comfeed Indonesia	522,000	62
Kalbe Farma	1,047,790	146
Perusahaan Perkebunan London Sumatra	664,000	72
Surya Semesta Internusa	281,500	26
Tambang Batubara Bukit Asam Persero	283,500	274
Telekomunikasi Indonesia Persero	200,492	232
United Tractors	140,000	229

		1,625

Ireland — 0.9%
Accenture, Cl A	72,714	5,367
Eaton	17,024	1,174
Ingersoll-Rand	10,600	647
Ryanair Holdings ADR	21,100	1,087
Smurfit Kappa Group	39,679	801

		9,076

Israel — 0.1%
magicJack VocalTec	6,200	95
Teva Pharmaceutical Industries ADR	15,000	595

		690

6	Adviser Managed Trust / Annual Report / July 31, 2013

Description	Shares	Market Value ($ Thousands)

Italy — 0.2%
Saipem	45,163	$963
Snam	302,019	1,423

		2,386

Japan — 3.3%
Bank of Yokohama	65,000	356
Bridgestone	59,041	2,089
FANUC	10,409	1,573
Hitachi	95,000	636
Japan Exchange Group	3,466	324
JGC	64,000	2,252
KDDI	74,310	4,087
Komatsu	103,928	2,312
Kubota	109,642	1,594
Mitsubishi UFJ Financial Group	655,899	4,008
Shin-Etsu Chemical	25,800	1,605
Softbank	30,924	1,962
Sumitomo Mitsui Financial Group	17,600	803
Sumitomo Mitsui Trust Holdings	528,842	2,430
Tokyo Electron	16,700	758
Toyota Motor	115,338	7,001

		33,790

Malaysia — 0.3%
Affin Holdings	24,900	32
AMMB Holdings	92,600	223
Berjaya Sports Toto	64,392	83
British American Tobacco	7,500	142
DiGi.Com	93,100	133
DRB-Hicom	208,600	163
Genting Malaysia	139,400	179
Hong Leong Financial Group	17,900	77
KLCC Property Holdings	26,600	54
Kulim	59,400	65
Malaysia Building Society	107,800	103
Media Prima	32,800	28
Parkson Holdings	73,100	81
RHB Capital	62,000	158
Telekom	60,700	99
Tenaga Nasional	78,000	214
UEM Sunrise	537,700	444
UMW Holdings	91,094	389

		2,667

Mexico — 0.8%
Alfa, Cl A	210,800	535
America Movil	348,100	364
America Movil ADR, Ser L	28,600	600
Arca Continental	15,700	117
Cemex ADR*	75,820	873
Empresas ICA ADR*	40,900	344
Fomento Economico Mexicano ADR	6,100	607

Description	Shares	Market Value ($ Thousands)

Gruma, Cl B*	26,498	$140
Grupo Carso	21,600	107
Grupo Financiero Banorte, Cl O	17,400	109
Grupo Financiero Santander Mexico ADR*	18,300	264
Grupo Herdez	7,137	23
Grupo Mexico	76,900	235
Grupo Televisa ADR	45,700	1,238
Industrias, Cl B*	9,700	62
Kimberly-Clark de Mexico, Cl A	37,100	122
Wal-Mart de Mexico	724,591	1,973

		7,713

Netherlands — 1.6%
Akzo Nobel	48,626	2,954
ASML Holding	30,916	2,775
Core Laboratories	25,979	3,886
ING Groep	120,361	1,227
LyondellBasell Industries, Cl A	4,417	303
PostNL	134,271	483
Reed Elsevier	166,127	3,177
Royal Dutch Shell, Cl A	50,790	1,723

		16,528

Panama — 0.0%
Banco Latinoamericano de Comercio Exterior, Cl E	15,900	401

Peru — 0.0%
Intercorp Financial Services	1,317	38

Philippines — 0.1%
Alliance Global Group*	238,300	144
Manila Electric	9,110	60
Megaworld	1,524,000	114
Nickel Asia	183,562	63
Rizal Commercial Banking	9,350	12
Universal Robina	65,050	186

		579

Poland — 0.1%
KGHM Polska Miedz	6,250	217
PGE	41,257	195
Polski Koncern Naftowy Orlen	20,333	276
Powszechna Kasa Oszczednosci Bank Polski	20,751	241
Telekomunikacja Polska	158,432	376

		1,305

Portugal — 0.0%
Energias de Portugal	41,831	148

Puerto Rico — 0.0%
Triple-S Management, Cl B*	1,600	35

Adviser Managed Trust / Annual Report / July 31, 2013	7

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2013

Description	Shares	Market Value ($ Thousands)

Russia — 0.6%
Gazprom ADR	110,199	$854
Lukoil ADR	17,816	1,059
MegaFon GDR	15,784	501
MMC Norilsk Nickel ADR	8,206	110
Mobile Telesystems ADR	19,700	384
Rosneft GDR	71,104	503
Sberbank of Russia ADR	104,911	1,216
Severstal GDR	10,319	78
Surgutneftegas OAO ADR	8,341	66
Tatneft OAO ADR	1,961	72
VTB Bank GDR	53,114	150
Yandex, Cl A*	51,011	1,658

		6,651

Singapore — 0.2%
China Yuchai International	4,777	80
Sembcorp Industries	176,000	702
SembCorp Marine	305,000	1,089
Singapore Airlines	25,000	198

		2,069

South Africa — 0.5%
Anglo American Platinum	6,279	222
ArcelorMittal South Africa	30,487	103
AVI	23,825	138
Barloworld	14,752	122
FirstRand	67,752	203
Gold Fields	19,326	114
Impala Platinum Holdings	10,410	102
Imperial Holdings	15,859	330
Liberty Holdings	18,666	231
Mondi	9,676	142
MTN Group	13,459	252
Naspers, Cl N	1,060	88
Netcare	46,249	109
Remgro	18,536	354
RMB Holdings	8,847	36
Sanlam	45,743	219
Sasol	13,687	628
Sasol ADR	9,900	457
Standard Bank Group	36,592	408
Vodacom Group	36,689	432

		4,690

South Korea — 1.7%
AMOREPACIFIC Group	266	92
Chong Kun Dang Pharm	3,208	201
Daelim Industrial	1,897	150
Daesang	5,260	165
Daou Technology	7,269	108
Doosan	273	34
Grand Korea Leisure	4,329	123

Description	Shares	Market Value ($ Thousands)

GS Home Shopping	590	$130
Hana Financial Group	3,210	103
Hyundai Marine & Fire Insurance	5,260	144
Hyundai Motor Company	2,499	517
Industrial Bank of Korea	22,920	233
KB Financial Group ADR	26,700	844
KCC	3,065	952
KT	3,690	120
KT ADR	29,700	476
KT&G	22,840	1,539
LG Display	8,670	215
LG Display ADR	22,400	278
LG Electronics	5,572	362
Lotte Chilsung Beverage	357	468
Lotte Confectionery	428	604
NongShim	256	59
POSCO	1,248	359
Samsung Electronics	5,174	5,895
Samsung Heavy Industries	5,980	213
Samsung Life Insurance	5,137	492
Seah Besteel	2,089	59
SK Holdings	3,179	499
SK Telecom	3,099	608
SK Telecom ADR	84,885	1,833
Taekwang Industrial	25	24

		17,899

Spain — 0.2%
Amadeus IT Holding, Cl A	26,558	910
Cemex Latam Holdings*	69,161	558
Tecnicas Reunidas	20,712	943

		2,411

Sweden — 0.3%
Hennes & Mauritz, Cl B	50,750	1,885
Skandinaviska Enskilda Banken, Cl A	108,414	1,193

		3,078

Switzerland — 2.2%
Givaudan	1,202	1,668
Julius Baer Group	33,749	1,527
Nestle	23,663	1,597
Novartis	76,471	5,481
Pentair	5,851	357
Roche Holding	20,695	5,078
Swatch Group	1,275	755
Syngenta	5,382	2,128
UBS	126,396	2,480
Zurich Insurance Group	5,269	1,413

		22,484

Taiwan — 0.8%
Asustek Computer	28,000	245
Chailease Holding	51,000	122

8	Adviser Managed Trust / Annual Report / July 31, 2013

Description	Shares	Market Value ($ Thousands)

Chicony Electronics	33,415	$80
Chong Hong Construction	22,000	91
Chunghwa Telecom	83,000	265
Farglory Land Development	49,000	89
Formosa Taffeta	22,000	21
Fubon Financial Holding	267,000	375
Highwealth Construction	23,000	51
Hon Hai Precision Industry	442,300	1,148
Huaku Development	36,680	119
Lite-On Technology	205,950	350
MStar Semiconductor	18,000	143
Pegatron*	214,000	316
Phison Electronics	41,000	306
Pou Chen	226,000	231
Powertech Technology	60,000	115
President Chain Store	48,000	358
Radiant Opto-Electronics	60,410	190
Realtek Semiconductor	107,283	257
Taishin Financial Holding	515,969	240
Taiwan Semiconductor Manufacturing	501,967	1,716
Teco Electric and Machinery	314,000	343
Uni-President Enterprises	149,000	304
United Microelectronics	812,000	362

		7,837

Thailand — 0.3%
Amata	105,500	57
Bangkok Bank	119,800	794
Bangkok Expressway	30,800	36
CP ALL	256,600	287
Electricity Generating	8,900	39
Kiatnakin Bank	65,900	91
Krung Thai Bank	756,325	428
PTT	51,200	542
Ratchaburi Electricity Generating Holding	62,100	101
Siam Cement	11,721	171
Thai Airways International	97,500	71
Thai Beverage	177,000	75
Thai Oil	148,000	288
Thanachart Capital	162,700	174

		3,154

Turkey — 0.2%
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret	34,164	38
Enka Insaat ve Sanayi	15,249	42
Eregli Demir ve Celik Fabrikalari	200,211	199
Ford Otomotiv Sanayi	16,767	239
TAV Havalimanlari Holding	12,665	79
Tekfen Holding	77,677	244
Tofas Turk Otomobil Fabrikasi	25,893	171
Tupras Turkiye Petrol Rafinerileri	6,573	140
Turkcell Iletisim Hizmetleri ADR*	23,900	349
Turkiye Sise ve Cam Fabrikalari	91,876	131

Description	Shares	Market Value ($ Thousands)

Ulker Biskuvi Sanayi	15,768	$106

		1,738

United Kingdom — 4.9%
Anglo American ADR	11,900	127
ARM Holdings	53,761	713
Aviva	279,182	1,572
Balfour Beatty	270,331	1,012
Barclays	337,635	1,474
BG Group	92,966	1,672
British American Tobacco	86,181	4,581
Burberry Group	63,169	1,465
Carnival	61,100	2,356
Delphi Automotive	7,200	387
HSBC Holdings	482,387	5,421
International Consolidated Airlines Group*	250,872	1,107
Kingfisher	472,050	2,845
Lloyds Banking Group*	1,127,732	1,171
Michael Page International	122,317	828
Pearson	67,091	1,373
Petrofac	51,205	1,019
Reckitt Benckiser Group	38,121	2,704
Rexam	128,412	958
Rio Tinto	31,197	1,398
Rolls-Royce Holdings	190,520	3,394
Royal Bank of Scotland Group*	281,382	1,355
SABMiller	34,392	1,679
Standard Chartered	115,857	2,678
Tesco	385,852	2,149
Tullow Oil	57,384	903
Vodafone Group	620,534	1,858
WPP	102,992	1,849

		50,048

United States — 65.5%

Consumer Discretionary — 7.5%
Abercrombie & Fitch, Cl A	3,736	186
Advance Auto Parts	7,420	612
AFC Enterprises*	1,300	48
Amazon.com	3,742	1,127
American Eagle Outfitters	29,095	572
America’s Car-Mart*	4,200	182
Ameristar Casinos	2,300	61
ANN	800	27
Apollo Group, Cl A	13,351	243
Arctic Cat	5,600	308
AutoZone*	7,660	3,436
Bally Technologies	5,705	409
Belo, Cl A	7,100	101
Best Buy	11,100	334
Big 5 Sporting Goods	3,600	73
Biglari Holdings*	400	167

Adviser Managed Trust / Annual Report / July 31, 2013	9

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2013

Description	Shares	Market Value ($ Thousands)

Boyd Gaming*	2,200	$29
Bravo Brio Restaurant Group	9,100	149
Brown Shoe	19,700	468
Capella Education	3,900	191
Career Education	52,500	169
Carmike Cinemas*	6,100	112
Cato, Cl A	13,000	366
CBS, Cl B	8,700	460
Chico’s FAS	21,400	367
Christopher & Banks	6,900	47
Coach	5,100	271
Comcast, Cl A	122,365	5,327
Cooper Tire & Rubber	2,200	74
Core-Mark Holding	5,400	338
Corinthian Colleges*	52,300	117
Deckers Outdoor*	3,005	165
Denny’s	8,800	50
Destination Maternity	7,000	210
Dex Media*	2,900	43
Diamond Resorts International*	22,900	351
Dillard’s, Cl A	4,400	372
DIRECTV*	7,430	470
Discovery Communications, Cl A*	5,029	401
Drew Industries	1,800	74
Entravision Communications, Cl A	20,500	117
EW Scripps, Cl A*	5,000	83
Express*	8,500	192
Ford Motor	101,814	1,719
Fossil Group*	30,057	3,303
Fred’s, Cl A	8,400	145
Fuel Systems Solutions*	2,700	49
GameStop, Cl A	13,900	682
Gap	17,800	817
General Motors	3,470	125
G-III Apparel Group*	1,900	98
Gray Television*	11,400	89
Groupon, Cl A*	23,303	206
H&R Block	19,500	613
Hanesbrands	6,500	413
Hasbro	8,180	376
Haverty Furniture	1,400	36
Helen of Troy	6,000	255
hhgregg*	10,200	160
Home Depot	14,672	1,160
Hovnanian Enterprises, Cl A*	5,900	31
Hyatt Hotels, Cl A*	7,435	336
Iconix Brand Group	11,240	369
Jack in the Box	1,900	76
Krispy Kreme Doughnuts	17,300	364
Las Vegas Sands	6,211	345
Lear	17,105	1,185
Liberty Global, Cl A*	22,400	1,817
Liberty Interactive, Cl A*	11,100	272
Liberty Ventures, Ser A*	2,225	200

Description	Shares	Market Value ($ Thousands)

LIN Media, Cl A*	3,700	$60
Loral Space & Communications	5,400	337
Lowe’s	12,400	553
Lululemon Athletica*	28,589	1,989
M/I Homes	3,000	64
Macy’s	112,810	5,453
Maidenform Brands	3,500	82
Mattel	8,500	357
Matthews International, Cl A	11,340	439
McDonald’s	7,842	769
Michael Kors Holdings	4,101	276
Modine Manufacturing*	34,735	382
Movado Group	5,400	197
Multimedia Games Holding*	12,200	427
NACCO Industries, Cl A	2,800	172
Newell Rubbermaid	22,900	619
NIKE, Cl B	7,300	459
Nutrisystem	4,900	61
Office Depot	9,700	42
OfficeMax	3,000	34
Omnicom Group	6,200	398
Orbitz Worldwide*	11,500	106
Orient-Express Hotels, Cl A	2,300	29
Papa John’s International*	1,100	73
Perry Ellis International	8,900	179
PetMed Express	22,200	372
Pier 1 Imports	1,200	28
priceline.com*	618	541
PVH	2,051	270
Ross Stores	44,275	2,987
Ruth’s Hospitality Group	4,200	50
Scholastic	3,700	113
Service International	16,100	305
Smith & Wesson Holding*	18,800	223
Sonic*	14,600	224
Standard Motor Products	8,300	285
Starbucks	82,028	5,844
Starwood Hotels & Resorts Worldwide	5,000	331
Steiner Leisure	3,700	214
Steven Madden	1,200	62
Stewart Enterprises, Cl A	5,900	78
Stoneridge*	5,900	71
Target	9,520	678
Taylor Morrison Home, Cl A*	70,475	1,708
Tempur Sealy International	3,898	154
Tenneco	7,160	346
Texas Roadhouse, Cl A	11,045	270
Tiffany	4,445	353
Time Warner	16,099	1,002
Time Warner Cable	4,367	498
TJX	16,900	880
Twenty-First Century Fox	19,880	594
Viacom, Cl B	71,145	5,177
Walt Disney	19,900	1,287

10	Adviser Managed Trust / Annual Report / July 31, 2013

Description	Shares	Market Value ($ Thousands)

Wet Seal, Cl A	52,400	$230
Whirlpool	6,100	817
Winnebago Industries	3,300	79
Yum! Brands	37,910	2,764
Zale*	2,900	27

		76,559

Consumer Staples — 5.3%
Altria Group	29,500	1,034
Andersons	1,100	65
Avon Products	51,800	1,184
Beam	4,600	299
Bunge	3,445	262
Chiquita Brands International	29,600	358
Coca-Cola	35,161	1,409
Colgate-Palmolive	12,400	742
Costco Wholesale	34,766	4,078
CVS Caremark	76,451	4,701
Darling International*	10,800	219
Estee Lauder, Cl A	56,760	3,726
Fresh Del Monte Produce	15,100	424
General Mills	10,639	553
Green Mountain Coffee Roasters*	5,031	388
Hershey	19,400	1,841
Hillshire Brands	16,700	588
Kimberly-Clark	5,900	583
Kraft Foods Group	9,400	532
Kroger	58,151	2,284
Lancaster Colony	1,400	116
Lorillard	22,100	940
McCormick	3,327	238
Mead Johnson Nutrition, Cl A	57,287	4,173
Medifast	11,200	306
Molson Coors Brewing, Cl B	71,045	3,557
Mondelez International, Cl A	21,200	663
Omega Protein*	5,800	49
PepsiCo	32,210	2,691
Philip Morris International	18,995	1,694
Pilgrim’s Pride	14,700	244
Prestige Brands Holdings*	5,200	176
Procter & Gamble	33,243	2,670
Rite Aid*	94,500	283
Sanderson Farms	1,400	99
Sysco	51,810	1,788
Tyson Foods, Cl A	20,100	555
USANA Health Sciences	7,200	595
Walgreen	10,100	508
Wal-Mart Stores	47,718	3,719
WD-40	1,100	63
Whole Foods Market	70,870	3,939

		54,336

Energy — 7.3%
Alon USA Energy	1,900	26

Description	Shares	Market Value ($ Thousands)

Alpha Natural Resources*	20,500	$112
Anadarko Petroleum	7,706	682
Apache	30,819	2,473
Baker Hughes	7,250	344
Bonanza Creek Energy	800	33
Bristow Group	3,000	204
Cabot Oil & Gas	5,710	433
Cameron International	4,910	291
Chesapeake Energy	12,708	296
Chevron	80,043	10,077
Clayton Williams Energy	500	28
Cloud Peak Energy	1,400	22
Comstock Resources	1,900	32
ConocoPhillips	100,758	6,535
CONSOL Energy	40,822	1,267
Delek US Holdings	3,300	100
Devon Energy	6,300	347
Diamond Offshore Drilling	6,400	432
Dresser-Rand Group*	6,100	371
Energy XXI Bermuda	13,200	354
EOG Resources	3,446	501
EPL Oil & Gas*	9,200	296
Exxon Mobil	122,954	11,527
FMC Technologies*	75,493	4,024
Green Plains Renewable Energy*	12,700	210
Halliburton	18,556	839
Helix Energy Solutions Group*	3,200	81
Helmerich & Payne	6,400	404
Hess	8,900	663
Key Energy Services	54,970	349
Kinder Morgan	7,175	271
Marathon Oil	55,757	2,027
Marathon Petroleum	19,100	1,401
Matrix Service*	2,200	35
Mitcham Industries*	8,000	135
Murphy Oil	22,270	1,508
National Oilwell Varco	6,604	463
Occidental Petroleum	51,266	4,565
Oil States International*	1,795	175
Parker Drilling*	41,200	250
Patterson-UTI Energy	23,100	457
PDC Energy*	7,300	403
Peabody Energy	101,229	1,676
Penn Virginia	22,500	113
PetroQuest Energy*	9,800	44
Phillips 66	10,071	619
Pioneer Energy Services*	16,700	113
QEP Resources	6,848	209
Quicksilver Resources*	35,800	52
Renewable Energy Group*	2,900	45
Rentech	10,500	22
Rosetta Resources*	800	37
Schlumberger	148,319	12,063
Solazyme*	25,300	285

Adviser Managed Trust / Annual Report / July 31, 2013	11

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2013

Description	Shares	Market Value ($ Thousands)

Southwestern Energy	24,403	$947
Stone Energy*	2,500	61
Superior Energy Services	21,700	556
Targa Resources	800	55
Tesco*	25,200	334
Triangle Petroleum*	4,400	31
Vaalco Energy	35,200	218
Valero Energy	22,900	819
Western Refining	7,100	214
Whiting Petroleum	8,100	417
Willbros Group	26,900	193
Williams	12,000	410

		74,576

Financials — 11.2%
ACE	13,600	1,243
Aflac	10,000	617
Allied World Assurance Holdings	7,700	729
Allstate	18,700	953
American Assets Trust‡	2,200	71
American Equity Investment Life Holding	26,300	479
American Express	83,370	6,150
American Financial Group	12,500	646
American International Group*	32,100	1,461
American Tower, Cl A‡	6,356	450
Ameriprise Financial	12,200	1,086
AMERISAFE	2,800	100
Apartment Investment & Management, Cl A‡	30,000	881
Arch Capital Group	5,596	303
Argo Group International Holdings	9,680	432
Arlington Asset Investment, Cl A	3,200	81
Ashford Hospitality Trust‡	4,900	57
Aspen Insurance Holdings	6,730	252
Associated Estates Realty‡	800	12
Assurant	11,400	617
AvalonBay Communities‡	2,277	308
Bank of America	498,824	7,283
Bank of New York Mellon	16,263	511
Banner	3,900	145
Berkshire Hathaway, Cl B	24,279	2,813
BioMed Realty Trust‡	7,000	145
BlackRock, Cl A	2,033	573
BlackRock Kelso Capital	30,400	307
Brown & Brown	15,400	508
Campus Crest Communities‡	5,200	59
Capital Bank Financial, Cl A*	3,900	74
Capital One Financial	11,900	821
Cardinal Financial	1,400	23
CBOE Holdings	8,400	421
CBRE Group, Cl A	12,700	294
Cedar Realty Trust‡	6,700	37
Charles Schwab	232,649	5,139
Chatham Lodging Trust‡	1,300	23

Description	Shares	Market Value ($ Thousands)

Chesapeake Lodging Trust‡	14,100	$323
Chubb	13,800	1,194
Citigroup	196,345	10,237
City Holding	3,700	164
CNO Financial Group	8,400	120
Colonial Properties Trust‡	900	22
Coresite Realty‡	8,500	289
Cousins Properties‡	18,800	193
Credit Acceptance	3,200	359
Digital Realty Trust‡	3,591	198
Discover Financial Services	30,900	1,530
Douglas Emmett‡	9,700	243
East West Bancorp	13,745	424
EastGroup Properties‡	800	49
Employers Holdings	3,600	95
Equity Lifestyle Properties‡	20,600	793
Essex Property Trust‡	1,307	211
EverBank Financial	27,875	433
Evercore Partners, Cl A	600	28
Extra Space Storage‡	16,925	712
Fifth Third Bancorp	99,700	1,917
First American Financial	5,000	114
First Cash Financial Services*	1,000	54
First Citizens BancShares, Cl A	1,186	248
First Commonwealth Financial	16,300	122
First Industrial Realty Trust‡	3,200	52
First Interstate Bancsystem, Cl A	2,500	59
First Midwest Bancorp	7,700	118
First Potomac Realty Trust‡	1,900	26
Franklin Resources	3,700	181
Geo Group‡	4,600	160
Getty Realty‡	2,800	58
Goldman Sachs Group	23,443	3,845
Government Properties Income Trust‡	2,100	53
Hanmi Financial	4,400	75
Hartford Financial Services Group	13,500	417
HCI Group	3,000	110
Healthcare Realty Trust‡	3,800	98
Hercules Technology Growth Capital	4,700	66
Home BancShares	1,200	33
Home Properties‡	7,000	447
HomeStreet	2,300	50
Horace Mann Educators	18,600	527
Host Hotels & Resorts‡	33,000	589
Hudson Pacific Properties‡	1,000	22
Huntington Bancshares	111,500	953
Infinity Property & Casualty	3,900	254
Inland Real Estate‡	40,300	415
IntercontinentalExchange	14,053	2,564
International Bancshares	3,300	80
Investment Technology Group	20,200	287
Jones Lang LaSalle	10,200	929
JPMorgan Chase	132,310	7,374
KeyCorp	116,638	1,433

12	Adviser Managed Trust / Annual Report / July 31, 2013

Description	Shares	Market Value ($ Thousands)

Kilroy Realty‡	13,575	$710
Kite Realty Group Trust‡	4,300	25
LaSalle Hotel Properties‡	800	22
Lexington Realty Trust‡	37,985	476
Liberty Property Trust‡	6,500	248
Lincoln National	19,951	831
Loews	7,585	345
LTC Properties‡	3,900	151
Macerich‡	7,140	443
Marsh & McLennan	10,300	431
MB Financial	3,000	86
McGraw Hill Financial	4,471	277
MetLife	9,062	439
MGIC Investment	3,200	25
Morgan Stanley	131,420	3,576
National Health Investors‡	1,000	63
National Penn Bancshares	2,600	28
NBT Bancorp	8,000	181
Nelnet, Cl A	12,800	498
Old Republic International	20,341	294
Oritani Financial	3,900	63
PacWest Bancorp	21,210	751
PennantPark Investment	7,300	85
Pennsylvania‡	1,800	37
Pinnacle Financial Partners	2,500	71
Piper Jaffray*	7,400	248
Platinum Underwriters Holdings	11,200	651
PNC Financial Services Group	22,600	1,719
Popular	10,062	331
Potlatch‡	2,100	92
Primerica	1,900	78
ProAssurance	7,900	423
Progressive	14,200	369
Prospect Capital	21,000	230
Provident Financial Services	8,100	144
Prudential Financial	6,540	516
PS Business Parks‡	1,200	88
Public Storage‡	4,800	764
Ramco-Gershenson Properties Trust‡	20,500	317
Raymond James Financial	10,060	443
Realogy Holdings*	2,900	130
Realty Income‡	5,216	226
Regency Centers‡	5,000	264
Regions Financial	68,600	687
Reinsurance Group of America, Cl A	3,300	225
Retail Opportunity Investments‡	5,200	71
RLJ Lodging Trust‡	6,100	148
Rouse Properties‡	1,600	33
Sabra Health Care‡	17,000	446
Senior Housing Properties Trust‡	9,900	249
Signature Bank NY	4,385	401
Simon Property Group‡	7,000	1,120
SLM	7,300	180
Solar Capital	5,200	115

Description	Shares	Market Value ($ Thousands)

Sovran Self Storage‡	1,000	$69
STAG Industrial‡	11,000	228
StanCorp Financial Group	5,638	299
Starwood Property Trust‡	2,200	56
State Street	11,799	822
Stewart Information Services	1,900	59
SunTrust Banks	22,200	772
Susquehanna Bancshares	2,200	29
Symetra Financial	8,500	153
T Rowe Price Group	7,800	587
Taubman Centers‡	6,655	487
TCF Financial	20,400	311
TCP Capital	3,000	48
THL Credit	3,000	47
TICC Capital	36,700	368
Travelers	30,400	2,540
Two Harbors Investment‡	4,700	47
Umpqua Holdings	4,100	69
United Community Banks	2,500	34
Unum Group	11,736	371
US Bancorp	36,600	1,366
ViewPoint Financial Group	14,600	315
Virtus Investment Partners*	400	75
Waddell & Reed Financial, Cl A	11,765	601
Weingarten Realty Investors‡	8,400	263
Wells Fargo	143,194	6,229
Wilshire Bancorp	37,200	327
Wintrust Financial	10,975	449

		115,336

Health Care — 9.3%
Abbott Laboratories	37,500	1,374
AbbVie	17,025	774
Acorda Therapeutics	800	30
Addus HomeCare*	2,200	43
Aetna	11,400	731
Alexion Pharmaceuticals*	3,123	363
Allergan	4,600	419
AMAG Pharmaceuticals*	3,300	74
Amedisys	12,200	153
AmerisourceBergen, Cl A	28,200	1,643
Amgen	29,100	3,151
AMN Healthcare Services*	4,400	65
Analogic	2,300	164
Ariad Pharmaceuticals*	20,100	373
Arqule	15,600	42
Array BioPharma*	28,800	192
ArthroCare	1,600	58
Baxter International	50,585	3,695
Biogen Idec	9,000	1,963
Bio-Reference Labs	400	11
Boston Scientific*	29,500	322
Bristol-Myers Squibb	34,475	1,491
Brookdale Senior Living, Cl A*	12,260	357

Adviser Managed Trust / Annual Report / July 31, 2013	13

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2013

Description	Shares	Market Value ($ Thousands)

Cambrex	1,900	$28
Cantel Medical	13,050	346
Cardinal Health	13,000	651
Cardiovascular Systems*	1,500	31
CareFusion*	19,665	759
Celgene*	10,789	1,584
Cigna	26,000	2,024
Computer Programs & Systems	1,900	106
CONMED	9,600	315
Covance*	38,463	3,173
Covidien	7,500	462
DaVita HealthCare Partners*	27,573	3,210
Depomed*	6,800	44
Edwards Lifesciences*	3,308	236
Eli Lilly	27,953	1,485
Emergent Biosolutions	21,500	380
Endocyte*	16,100	289
Ensign Group	7,000	268
Express Scripts Holding*	95,611	6,267
Five Star Quality Care*	7,400	44
GenMark Diagnostics*	2,600	25
Gentiva Health Services	29,300	315
Gilead Sciences	41,834	2,571
Greatbatch	1,700	64
GTx*	5,400	26
Haemonetics*	9,555	403
Hanger*	2,100	77
HealthSouth	4,300	140
Henry Schein	2,915	303
Hi-Tech Pharmacal	1,800	65
Humana	7,600	693
ICU Medical	5,400	387
IDEXX Laboratories	30,211	2,960
Impax Laboratories*	6,700	139
Intuitive Surgical*	10,848	4,209
Invacare	4,100	64
Johnson & Johnson	109,248	10,215
Kindred Healthcare*	1,000	15
Laboratory Corp of America Holdings*	3,085	298
LHC Group	4,500	103
LifePoint Hospitals	5,324	262
Magellan Health Services*	10,346	591
McKesson	49,425	6,062
Medtronic	17,550	970
Merck	36,015	1,735
Merit Medical Systems*	1,100	14
MiMedx Group*	7,000	44
Momenta Pharmaceuticals*	4,100	71
MWI Veterinary Supply*	1,200	171
Neurocrine Biosciences*	8,700	122
NuVasive*	1,400	32
Omnicare	17,838	942
OraSure Technologies*	11,500	51
Orthofix International	7,600	173

Description	Shares	Market Value ($ Thousands)

PDL BioPharma	44,100	$358
Pfizer	315,685	9,227
PharMerica	17,400	255
Pozen*	17,600	101
Providence Service*	2,200	61
Puma Biotechnology*	2,300	118
Questcor Pharmaceuticals	2,700	180
Quintiles Transnational Holdings*	7,800	350
Regeneron Pharmaceuticals	1,300	351
Repligen*	4,100	42
Rigel Pharmaceuticals*	27,600	105
Santarus*	22,000	535
Sciclone Pharmaceuticals*	45,300	284
Select Medical Holdings	14,800	133
Sirona Dental Systems	3,600	254
St. Jude Medical	5,689	298
STERIS	1,500	68
SurModics*	1,200	24
Symmetry Medical*	5,300	46
Teleflex	3,100	246
TESARO*	3,500	119
Thermo Fisher Scientific	6,355	579
Threshold Pharmaceuticals*	12,500	68
United Therapeutics	4,500	337
UnitedHealth Group	39,110	2,849
Varian Medical Systems	3,139	228
Vertex Pharmaceuticals	21,915	1,749
Warner Chilcott, Cl A	19,800	422
WellPoint	14,436	1,235
XenoPort	22,100	119
Zoetis, Cl A	55,946	1,668

		95,911

Industrials — 7.5%
3M	6,140	721
AAON	1,700	37
AAR	2,500	61
ACCO Brands*	62,890	416
Actuant, Cl A	14,460	511
ADT	5,752	230
AECOM Technology*	9,333	316
AGCO	6,300	354
Aircastle	12,300	216
Alaska Air Group	6,315	386
Albany International, Cl A	4,300	148
Alliant Techsystems	3,433	320
Altra Holdings	4,300	107
American Science & Engineering	2,900	176
American Woodmark*	2,000	69
Apogee Enterprises	8,300	222
Astronics*	1,400	55
Atlas Air Worldwide Holdings*	600	27
AZZ	300	11
Barrett Business Services	1,000	70

14	Adviser Managed Trust / Annual Report / July 31, 2013

Description	Shares	Market Value ($ Thousands)

BE Aerospace	6,370	$444
Boeing	20,383	2,142
Caterpillar	4,929	409
CIRCOR International	1,800	95
Coleman Cable	2,100	46
Crane	3,900	238
Cummins	3,200	388
Danaher	74,102	4,990
Deere	5,769	479
Delta Air Lines	41,052	872
Dover	17,585	1,506
Dycom Industries	8,900	236
Echo Global Logistics	16,280	354
EMCOR Group	3,200	132
Emerson Electric	8,092	497
EnerNOC*	3,500	55
EnerSys	1,100	58
Equifax	4,800	304
Erickson Air-Crane*	1,300	24
Esterline Technologies	900	73
Exelis	20,955	310
Exponent	2,700	178
Fastenal	6,400	314
FedEx	5,394	572
Fluor	88,338	5,526
FreightCar America	1,100	20
G&K Services, Cl A	5,600	296
General Cable	6,738	212
General Dynamics	6,800	580
General Electric	317,057	7,727
Gibraltar Industries*	4,700	72
Granite Construction	1,700	51
H&E Equipment Services	3,100	71
Honeywell International	37,741	3,132
Hub Group, Cl A*	9,625	368
Hyster-Yale Materials Handling, Cl A	1,000	65
ICF International	1,100	37
Illinois Tool Works	6,600	475
Insperity	7,000	232
ITT	20,100	628
Jacobs Engineering Group*	5,746	340
John Bean Technologies	9,300	220
Joy Global	37,785	1,870
Kelly Services, Cl A	1,500	29
Kennametal	6,900	299
Kforce	15,200	254
L-3 Communications Holdings	21,700	2,021
Lennox International	4,200	302
Lockheed Martin	5,700	685
Manpowergroup	5,258	352
Masco	10,001	205
MasTec	15,030	496
Meritor*	14,600	119
Middleby*	1,530	274

Description	Shares	Market Value ($ Thousands)

Mine Safety Appliances	1,000	$53
Mistras Group	3,200	54
Mueller Industries	3,200	176
Mueller Water Products, Cl A	29,700	230
MYR Group*	14,500	313
Navigant Consulting*	11,600	156
Norfolk Southern	5,800	424
Northrop Grumman	28,603	2,633
Oshkosh	5,202	233
PACCAR	7,225	407
PGT*	6,600	66
Pike Electric	3,800	46
PowerSecure International*	2,900	47
Precision Castparts	1,737	385
Primoris Services	7,500	156
Quanta Services*	13,035	350
Raytheon	34,257	2,461
Republic Services, Cl A	51,650	1,751
Resources Connection	18,000	239
Roper Industries	30,326	3,820
RPX	1,900	33
RR Donnelley & Sons	17,595	334
Saia	13,950	418
SkyWest	3,500	53
Standex International	3,900	230
Stanley Black & Decker	4,262	361
Steelcase, Cl A	6,800	104
Stericycle*	37,122	4,304
Swift Transportation, Cl A	6,900	123
Taser International	23,900	212
Toro	11,800	582
Trex	800	38
Trimas	13,000	481
TrueBlue	9,500	254
Tutor Perini	1,300	26
Tyco International	16,195	564
Union Pacific	8,791	1,394
United Continental Holdings	8,692	303
United Parcel Service, Cl B	8,865	769
United Technologies	36,871	3,893
URS	18,700	870
Viad	1,100	26
WageWorks	1,400	47
Waste Management	9,800	412
Woodward	6,300	258
Xylem	9,566	238

		76,454

Information Technology — 12.8%
Actuate	26,500	196
Adobe Systems	8,729	413
Advanced Energy Industries*	14,700	318
Advanced Micro Devices	64,339	243
Alliance Data Systems*	1,800	356

Adviser Managed Trust / Annual Report / July 31, 2013	15

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2013

Description	Shares	Market Value ($ Thousands)

Amdocs	20,500	$789
Amphenol, Cl A	47,723	3,749
ANSYS	33,055	2,639
Apple	38,762	17,540
Applied Materials	12,200	199
Arrow Electronics*	12,264	560
Aspen Technology*	2,900	94
ATMI*	3,000	75
Autodesk	8,175	289
Automatic Data Processing	7,833	565
Avnet*	9,900	373
Benchmark Electronics	3,800	84
Black Box	4,100	111
Blackhawk Network Holdings, Cl A*	20,000	488
Blucora	11,200	224
Brooks Automation	6,300	62
CA	28,500	848
CalAmp*	4,400	67
Calix*	20,700	242
Ceva*	5,400	98
Cisco Systems	360,787	9,218
Citrix Systems	40,889	2,945
Cognizant Technology Solutions, Cl A*	28,243	2,044
comScore*	2,600	75
Comtech Telecommunications	2,000	54
Convergys	3,300	62
Corning	33,361	507
Cray	10,400	241
CSG Systems International	13,500	320
Dell	23,182	294
Digital River*	6,100	104
EarthLink	23,700	149
eBay*	9,445	488
Electronic Arts*	11,027	288
Ellie Mae	7,100	167
EMC	162,503	4,249
Emulex	16,800	135
Equinix	1,318	236
ExlService Holdings	2,200	62
Extreme Networks	19,800	86
Fabrinet	2,700	40
FLIR Systems	14,155	460
FormFactor	27,300	198
Genpact	147,534	3,008
Global Cash Access Holdings	38,500	269
Google, Cl A*	11,357	10,081
Harmonic*	27,700	212
Hewlett-Packard	42,400	1,089
Hutchinson Technology*	12,700	44
Immersion*	4,400	63
Informatica	10,370	396
Ingram Micro, Cl A	18,671	426
Insight Enterprises*	9,200	197
Intel	87,439	2,037

Description	Shares	Market Value ($ Thousands)

Intermec	300	$3
International Business Machines	8,740	1,705
Intuit	5,114	327
j2 Global	7,280	333
Juniper Networks	24,717	536
Kemet*	1,400	6
KLA-Tencor	2,591	152
Limelight Networks*	34,600	83
LinkedIn, Cl A*	1,556	317
Littelfuse	3,540	283
LSI	317,275	2,468
LTX-Credence*	18,100	97
Manhattan Associates	300	27
Marvell Technology Group	25,900	336
Mastercard, Cl A	14,014	8,557
Maxwell Technologies*	8,700	69
Mentor Graphics	5,500	113
MercadoLibre	8,100	951
Methode Electronics	2,300	43
Micron Technology	16,545	219
Microsemi	13,470	332
Microsoft	136,520	4,345
Monotype Imaging Holdings	4,100	101
Motorola Solutions	9,519	522
Move	24,000	333
National Instruments	79,320	2,236
NetApp	100,957	4,151
Netscout Systems*	24,720	656
Newport*	700	10
NVIDIA	20,159	291
OCZ Technology Group*	9,700	17
ON Semiconductor*	73,389	605
Oracle	24,787	802
Palo Alto Networks	3,781	185
Photronics*	3,700	28
PLX Technology*	14,600	80
PMC - Sierra*	37,080	245
Polycom*	15,023	144
PROS Holdings*	2,600	85
QLogic	5,700	63
QUALCOMM	128,414	8,289
Quantum*	16,900	27
Red Hat	9,925	514
Rosetta Stone*	3,700	60
Rovi	8,536	192
Salesforce.com*	77,061	3,371
SanDisk	27,500	1,516
Sanmina*	1,900	31
ServiceNow*	4,657	203
Silicon Image*	18,100	104
Smith Micro Software*	8,300	10
Sonus Networks	32,000	109
Spansion, Cl A*	7,100	84
SS&C Technologies Holdings*	10,645	381

16	Adviser Managed Trust / Annual Report / July 31, 2013

Description	Shares	Market Value ($ Thousands)

Stamps.com*	2,100	$84
Sykes Enterprises*	3,400	60
Symantec	49,267	1,314
Tech Data	4,586	235
Tellabs	85,300	191
Texas Instruments	58,469	2,292
TIBCO Software	15,900	397
Travelzoo	1,600	46
Tyler Technologies	100	7
Unisys	4,300	112
United Online	32,800	266
ValueClick	5,400	132
Virtusa	1,800	46
Visa, Cl A	17,455	3,090
Vocus*	5,500	56
Volterra Semiconductor	4,900	74
Web.com Group	17,000	442
Western Digital	28,453	1,832
Western Union	13,858	249
Xilinx	9,175	428
Yahoo!	82,496	2,317
Zynga, Cl A*	57,589	172

		131,455

Materials — 2.1%
A Schulman	7,400	198
AEP Industries*	400	32
AM Castle*	4,800	82
Aptargroup	4,578	267
Boise	20,100	183
Caesarstone Sdot-Yam*	6,900	224
Carpenter Technology	8,970	469
Celanese, Cl A	4,588	221
Century Aluminum	9,000	75
CF Industries Holdings	2,700	529
Chemtura*	7,500	168
Clearwater Paper	1,400	68
Domtar	4,800	334
Dow Chemical	14,387	504
E.I. du Pont de Nemours	10,056	580
Eastman Chemical	21,835	1,756
Ecolab	46,008	4,239
Ferro	13,400	88
Freeport-McMoRan Copper & Gold	9,400	266
FutureFuel	2,200	35
Haynes International	500	24
Headwaters*	17,000	160
Innospec	9,100	391
International Paper	2,000	97
KapStone Paper and Packaging	6,500	286
Koppers Holdings	1,200	46
Kraton Performance Polymers*	3,600	73
Minerals Technologies	2,200	101
Monsanto	27,072	2,674

Description	Shares	Market Value ($ Thousands)

Mosaic	6,100	$251
Noranda Aluminum Holding	35,600	111
Nucor	7,292	341
OM Group*	2,700	83
Owens-Illinois	14,700	437
Packaging Corp of America	25,600	1,377
PPG Industries	2,700	433
Praxair	3,796	456
Reliance Steel & Aluminum	3,700	260
Rock Tenn, Cl A	13,828	1,581
Rockwood Holdings	5,235	355
Schweitzer-Mauduit International	6,735	365
Sensient Technologies	1,600	70
SunCoke Energy*	3,100	49
Tredegar	1,000	30
US Silica Holdings	23,365	565
Valspar	4,000	272
Worthington Industries	3,300	118

		21,324

Telecommunication Services — 0.9%
AT&T	137,930	4,865
CenturyLink	52,745	1,891
IDT, Cl B	3,500	72
Level 3 Communications	8,404	185
Sprint*	16,751	100
Telephone & Data Systems	20,500	543
Verizon Communications	34,430	1,704
Vonage Holdings	8,100	26
Windstream	30,818	257

		9,643

Utilities — 1.6%
AES	119,072	1,481
Alliant Energy	11,200	593
Ameren	13,100	469
American Electric Power	39,100	1,812
American States Water	5,900	379
Aqua America	9,000	305
Avista	800	23
California Water Service Group	35,875	782
CMS Energy	10,500	294
Dominion Resources	8,900	528
DTE Energy	13,100	926
Duke Energy	9,071	644
Edison International	37,500	1,869
El Paso Electric	1,600	61
Entergy	12,800	864
Exelon	13,989	428
Great Plains Energy	11,000	266
Hawaiian Electric Industries	8,623	230
Laclede Group	1,500	69
NextEra Energy	6,600	572
NorthWestern	600	25

Adviser Managed Trust / Annual Report / July 31, 2013	17

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2013

Description	Shares/Face Amont ($ Thousands)	Market Value ($ Thousands)

NV Energy	13,000	$307
Otter Tail	10,500	321
PNM Resources	2,500	59
Portland General Electric	3,100	98
Public Service Enterprise Group	34,200	1,156
Southern	12,200	547
TECO Energy	13,300	235
UGI	6,900	289
Westar Energy	8,000	269
Xcel Energy	20,300	608

		16,509

		672,103

Total Common Stock (Cost $850,892) ($ Thousands)		975,990

EXCHANGE TRADED FUNDS — 0.2%
iShares MSCI Emerging Markets Index Fund	6,121	239
PowerShares India Portfolio	19,389	316
SPDR S&P 500 Trust	752	127
WisdomTree India Earnings Fund	111,438	1,738

Total Exchange Traded Funds (Cost $2,762) ($ Thousands)		2,420

PREFERRED STOCK — 0.1%

Brazil — 0.1%
Banco do Estado do Rio Grande do Sul	17,600	117
Bradespar	8,400	83
Cia Energetica de Sao Paulo	16,000	142
Itau Unibanco Holding	10,230	131
Itausa - Investimentos Itau	64,680	239
Klabin	24,100	117
Petroleo Brasileiro	46,600	333
Vale	16,600	205

Total Preferred Stock (Cost $1,987) ($ Thousands)		1,367

	Number of Warrants

WARRANTS — 0.0%

United States — 0.0%
Dynegy, Expires 2017*	3,150	6

Total Warrants (Cost $20) ($ Thousands)		6

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills 0.040%, 01/09/14 (B) (C)	$2,243	2,242

Total U.S. Treasury Obligations (Cost $2,243) ($ Thousands)		2,242

Description		Face Amount (Thousands) (1)/ Shares	Market Value ($ Thousands)

TIME DEPOSITS — 1.7%
Brown Brothers Harriman
3.850%	ZAR	23	$2
1.909%	AUD	2	2
0.350%	NOK	—	—
0.256%	CAD	—	—
0.103%	SEK	—	—
0.073%	GBP	15	23
0.030%		16,999	16,999
0.008%	EUR	5	7
0.005%	SGD	2	1
0.005%	HKD	308	40
0.005%	JPY	—	—
0.001%	CHF	115	124

Total Time Deposits (Cost $17,198) ($ Thousands)			17,198

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust Prime Obligation Fund, Cl A 0.010%†**		25,528,425	25,528

Total Cash Equivalent (Cost $25,528) ($ Thousands)			25,528

Total Investments — 99.8% (Cost $900,630) ($ Thousands)			$1,024,751

The open futures contracts held by the Fund at July 31, 2013, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	329	Sep-2013	$704

For the year ended July 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $1,026,593 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of July 31, 2013.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	All or a portion of this security has been pledged as collateral for open futures contracts.

(C)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

EUR — Euro

18	Adviser Managed Trust / Annual Report / July 31, 2013

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

S&P — Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

Ser — Series

SPDR — Standard & Poor’s Depository Receipt

USD — United States Dollar

ZAR — South African Rand

The following is a list of the inputs used as of July 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$975,990	$—	$—	$975,990
Exchange Traded Funds	2,420	—	—	2,420
Preferred Stock	1,367	—	—	1,367
Warrants	6	—	—	6
U.S. Treasury Obligations	—	2,242	—	2,242
Time Deposits	17,198	—	—	17,198
Cash Equivalent	25,528	—	—	25,528

Total Investments in Securities	$1,022,509	$2,242	$—	$1,024,751

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$704	$—	$—	$704

Total Other Financial Instruments	$704	$—	$—	$704

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended July 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended July 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities. For the year ended July 31, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2013	19

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund

July 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 35.6%

Agency Mortgage-Backed Obligations — 31.3%
FHLMC
4.500%, 03/01/41 to 07/01/41	$7,294	$7,813
4.000%, 12/01/40 to 03/01/41	14,634	15,278
3.500%, 11/01/25 to 02/01/26	5,422	5,707
FNMA
6.000%, 09/01/24 to 09/01/40	7,074	7,770
4.500%, 12/01/40 to 09/01/41	3,407	3,659
3.000%, 03/01/27 to 08/01/33	11,543	11,685
2.630%, 09/01/17	5,410	5,637
2.500%, 12/01/22	2,403	2,449
FNMA TBA
4.500%, 09/01/33	11,600	12,291
4.000%, 08/13/39	2,845	2,957
3.500%, 08/01/40 to 09/25/43	93,095	93,842
3.000%, 08/25/26 to 08/01/42	7,735	7,697
2.500%, 08/25/27 to 08/01/43	12,025	11,861
GNMA
6.500%, 09/15/13 to 02/15/39	919	1,035
6.000%, 08/15/24 to 05/20/38	206	223
5.500%, 01/15/33 to 05/15/38	700	768
5.000%, 08/15/33 to 09/15/39	3,664	3,981
4.500%, 01/15/39 to 07/15/41	4,083	4,350
4.000%, 01/15/42	1,804	1,886
GNMA TBA
3.500%, 08/15/42	1,800	1,833
3.000%, 08/15/42	2,295	2,245

		204,967

Non-Agency Mortgage-Backed Obligations — 4.3%
BAMLL Trust, Ser 2011-FSHN, Cl A
4.420%, 07/11/33 (A)	580	617
Bayview Commercial Asset Trust, Ser 2005-3A, Cl A1
0.510%, 11/25/35 (A) (B)	798	634
Bayview Commercial Asset Trust, Ser 2005-4A, Cl A1
0.490%, 01/25/36 (A) (B)	561	470
Bayview Commercial Asset Trust, Ser 2006-4A, Cl A1
0.420%, 12/25/36 (A) (B)	675	543

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/36 (A)	$410	$383
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A4A
5.143%, 10/12/42 (B)	1,495	1,609
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4
5.540%, 09/11/41	450	497
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl A4
5.713%, 06/11/40 (B)	398	450
Bear Stearns Commercial Mortgage Securities, Ser 2007-T26, Cl A4
5.471%, 01/12/45 (B)	231	258
CD Commercial Mortgage Trust, Ser 2005-CD1, Cl A4
5.218%, 07/15/44 (B)	950	1,021
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A4B
6.007%, 12/10/49 (B)	465	526
Commercial Mortgage Pass-Through Certificates, Ser 2006-C4, Cl A3
5.467%, 09/15/39	512	562
Commercial Mortgage Pass-Through Certificates, Ser 2006-C7, Cl A4
5.747%, 06/10/46 (B)	740	815
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/31 (A)	785	755
Commercial Mortgage Trust, Ser 2004-GG1, Cl A7
5.317%, 06/10/36 (B)	1,119	1,137
Commercial Mortgage Trust, Ser 2013-CR6, Cl A4
3.101%, 03/10/46	70	66
Commercial Mortgage Trust, Ser 2013-LC6, Cl A4
2.941%, 01/10/46	790	741
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A3
5.002%, 11/10/46 (A)	405	449
GS Mortgage Securities II, Ser 2005-ROCK, Cl A
5.366%, 05/03/32 (A)	155	175
GS Mortgage Securities II, Ser 2012-BWTR, Cl A
2.954%, 11/05/34 (A)	255	238

20	Adviser Managed Trust / Annual Report / July 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GS Mortgage Securities II, Ser 2013-GC10, Cl A5
2.943%, 02/10/46	$270	$253
GS Mortgage Securities Trust, Ser 2006-GG6, Cl A4
5.553%, 04/10/38 (B)	500	544
GS Mortgage Securities Trust, Ser 2012-ALOH, Cl A
3.551%, 04/10/34 (A)	595	590
GS Mortgage Securities Trust, Ser 2012-SHOP, Cl A
2.933%, 06/05/31 (A)	585	584
GS Mortgage Securities Trust, Ser 2013-GC12, Cl A4
3.135%, 06/10/46	325	308
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A5
2.840%, 12/15/47	670	626
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-HSBC, Cl A
3.093%, 07/05/32 (A)	490	471
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-WLDN, Cl A
3.905%, 05/05/30 (A)	890	891
LB-UBS Commercial Mortgage Trust, Ser 2007-C2, Cl A3
5.430%, 02/15/40	515	568
Morgan Stanley Capital I Trust, Ser 2005-T17, Cl A5
4.780%, 12/13/41	746	775
Morgan Stanley Capital I Trust, Ser 2007-T25, Cl A3
5.514%, 11/12/49 (B)	1,465	1,637
Morgan Stanley Capital I Trust, Ser 2007-T27, Cl A4
5.647%, 06/11/42 (B)	82	93
Morgan Stanley Capital I Trust, Ser 2008-T29, Cl A4
6.459%, 01/11/43 (B)	205	238
Morgan Stanley Capital I Trust, Ser 2011-C1, Cl A4
5.033%, 09/15/47 (A) (B)	720	800
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A2
3.224%, 07/15/49	265	279
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A4
4.118%, 07/15/49	155	162
Neptune Finance CCS, Ser 2008-1A, Cl A
0.881%, 04/20/20 (A) (B)	690	688

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

OBP Depositor Trust LLC, Ser 2010-OBP, Cl A
4.646%, 07/15/45 (A)	$545	$592
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-16, Cl 2A
2.501%, 11/25/34 (B)	1,564	1,467
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl A3
3.400%, 05/10/45	580	570
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/63	815	803
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/45	450	417
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/46	590	560
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl A7
5.118%, 07/15/42 (B)	1,010	1,076
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A3
2.918%, 10/15/45	700	662
WF-RBS Commercial Mortgage Trust, Ser 2011-C2, Cl A4
4.869%, 02/15/44 (A) (B)	550	601
WF-RBS Commercial Mortgage Trust, Ser 2012-C9, Cl A3
2.870%, 11/15/45	390	366

		28,567

Total Mortgage-Backed Securities (Cost $232,258) ($ Thousands)		233,534

CORPORATE OBLIGATIONS — 23.2%

Consumer Discretionary — 2.6%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19	300	380
6.875%, 11/15/19	875	1,091
5.000%, 04/15/20	1,000	1,131
Arcelik
5.000%, 04/03/23 (A)	230	204
Automotores Gildemeister
8.250%, 05/24/21 (A)	1,500	1,200
AutoZone
3.700%, 04/15/22	850	835
Cablevision Systems
5.875%, 09/15/22	275	274

Adviser Managed Trust / Annual Report / July 31, 2013	21

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CBS
5.500%, 05/15/33	$350	$350
4.300%, 02/15/21	425	439
3.375%, 03/01/22	120	116
Comcast
6.450%, 03/15/37	650	776
COX Communications
6.950%, 06/01/38 (A)	250	286
3.250%, 12/15/22 (A)	530	484
2.950%, 06/30/23 (A)	210	188
DIRECTV Holdings
3.800%, 03/15/22	800	769
Ford Motor Credit
4.207%, 04/15/16	1,375	1,449
1.700%, 05/09/16	1,000	991
Ford Motor Credit LLC
4.250%, 09/20/22	360	359
Glencore Funding
1.700%, 05/27/16 (A)	805	787
NBCUniversal Enterprise
1.974%, 04/15/19 (A)	550	535
1.662%, 04/15/18 (A)	310	306
NBCUniversal Media LLC
6.400%, 04/30/40	240	285
2.875%, 01/15/23	1,000	951
News America
6.150%, 02/15/41	500	565
Time Warner
6.200%, 03/15/40	525	592
5.875%, 11/15/16	450	513
Time Warner Cable
5.875%, 11/15/40	375	333
5.850%, 05/01/17	270	295
4.500%, 09/15/42	350	270

		16,754

Consumer Staples — 0.9%
Altria Group
9.700%, 11/10/18	311	417
General Mills
3.150%, 12/15/21	800	792
Heineken
2.750%, 04/01/23 (A)	150	137
1.400%, 10/01/17 (A)	290	284
Molson Coors Brewing
3.500%, 05/01/22	45	44
Mondelez International
6.500%, 02/09/40	1,075	1,299
5.375%, 02/10/20	575	648
PepsiCo
2.250%, 01/07/19	800	800
Pernod-Ricard
4.450%, 01/15/22 (A)	925	960
Walgreen
3.100%, 09/15/22	350	334

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wal-Mart Stores
5.625%, 04/15/41	$200	$234

		5,949

Energy — 1.8%
Anadarko Petroleum
6.375%, 09/15/17	800	933
Arch Coal
7.000%, 06/15/19	480	392
BP Capital Markets
2.248%, 11/01/16	500	516
CNPC General Capital
1.950%, 04/16/18 (A)	555	538
Encana
6.500%, 08/15/34	425	480
Energy Transfer Partners
3.600%, 02/01/23	610	576
3.283%, 11/01/66 (A) (B)	500	451
Kinder Morgan Energy Partners
4.150%, 02/01/24	1,100	1,098
MIE Holdings
9.750%, 05/12/16 (A)	1,500	1,549
Newfield Exploration
5.625%, 07/01/24	545	545
Pemex Project Funding Master Trust
5.750%, 03/01/18	200	222
Pertamina Persero MTN
4.300%, 05/20/23 (A)	2,000	1,795
Sabine Pass LP
7.500%, 11/30/16	1,125	1,238
7.500%, 11/30/16 (A)	145	152
Statoil
1.800%, 11/23/16	475	488
Transocean
2.500%, 10/15/17	315	314
Valero Energy
6.625%, 06/15/37	500	560

		11,847

Financials — 10.8%
American Express
7.000%, 03/19/18	500	606
American International Group
6.400%, 12/15/20	235	277
4.875%, 06/01/22	225	245
Bank of America
7.625%, 06/01/19	1,200	1,465
5.875%, 01/05/21	3,000	3,409
5.000%, 05/13/21	150	161
4.100%, 07/24/23	465	465
3.875%, 03/22/17	525	556
2.000%, 01/11/18	455	445
BBVA Bancomer
6.750%, 09/30/22 (A)	2,000	2,125

22	Adviser Managed Trust / Annual Report / July 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns
7.250%, 02/01/18	$370	$443
Berkshire Hathaway
3.000%, 02/11/23	1,000	971
Berkshire Hathaway Finance
3.000%, 05/15/22	1,000	976
BNP Paribas MTN
2.375%, 09/14/17	850	857
Capital One Financial
1.000%, 11/06/15	700	695
Citigroup
8.500%, 05/22/19	905	1,155
6.125%, 08/25/36	400	404
5.375%, 08/09/20	875	981
4.700%, 05/29/15	1,000	1,060
4.500%, 01/14/22	793	836
4.050%, 07/30/22	455	442
2.250%, 08/07/15	700	713
1.750%, 05/01/18	475	459
1.700%, 07/25/16	450	450
CNOOC Finance 2013
1.125%, 05/09/16	1,250	1,243
CorpGroup Banking
6.750%, 03/15/23 (A)	1,500	1,335
Duke Realty‡
5.400%, 08/15/14	1,000	1,043
EDC Finance
4.875%, 04/17/20 (A)	250	231
Goldman Sachs Group MTN
7.500%, 02/15/19	180	217
6.750%, 10/01/37	800	842
6.150%, 04/01/18	140	160
6.000%, 06/15/20	2,500	2,843
5.750%, 01/24/22	600	668
5.625%, 01/15/17	550	600
HCP‡
2.625%, 02/01/20	2,525	2,388
Health Care‡
6.500%, 03/15/41	320	361
4.950%, 01/15/21	145	155
4.125%, 04/01/19	160	169
Healthcare Realty Trust‡
5.750%, 01/15/21	1,000	1,095
HSBC Bank
4.125%, 08/12/20 (A)	150	157
ING US
5.650%, 05/15/53 (A) (B)	100	94
International Lease Finance
7.125%, 09/01/18 (A)	1,000	1,127
5.875%, 04/01/19	1,015	1,061
Itau Unibanco Holding
5.125%, 05/13/23 (A)	3,000	2,772
JPMorgan Chase
6.300%, 04/23/19	280	329
5.125%, 09/15/14	1,000	1,045

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.625%, 05/10/21	$300	$322
4.250%, 10/15/20	3,000	3,159
3.375%, 05/01/23	70	65
Liberty Property‡
4.125%, 06/15/22	135	135
3.375%, 06/15/23	170	158
Macquarie Bank MTN
6.625%, 04/07/21 (A)	750	817
Marsh & McLennan
2.300%, 04/01/17	185	187
Merrill Lynch
7.750%, 05/14/38	525	627
Metalloinvest Finance
5.625%, 04/17/20 (A)	2,000	1,870
Metropolitan Life Global Funding I
1.700%, 06/29/15 (A)	1,500	1,523
Morgan Stanley MTN
6.375%, 07/24/42	340	391
5.750%, 10/18/16	2,350	2,613
5.750%, 01/25/21	600	668
5.625%, 09/23/19	100	111
5.550%, 04/27/17	371	408
5.500%, 01/26/20	275	302
5.500%, 07/24/20	525	576
4.875%, 11/01/22	315	316
Nationwide Health Properties‡
6.000%, 05/20/15	1,000	1,089
Newcrest Finance Property
4.200%, 10/01/22 (A)	850	719
Penske Truck Leasing LP
4.875%, 07/11/22 (A)	260	264
2.875%, 07/17/18 (A)	500	499
Petrobras Global Finance
4.375%, 05/20/23	340	306
1.894%, 05/20/16 (B)	1,200	1,195
Petrobras International Finance
6.875%, 01/20/40	825	806
PNC Bank
3.800%, 07/25/23	265	259
Realty Income‡
4.650%, 08/01/23	300	307
3.250%, 10/15/22	285	263
Rio Tinto Finance USA
1.113%, 06/17/16 (B)	600	600
Royal Bank of Scotland Group
6.100%, 06/10/23	500	479
2.550%, 09/18/15	1,000	1,021
SABMiller Holdings
3.750%, 01/15/22 (A)	525	535
SL Green Realty‡
5.000%, 08/15/18	1,000	1,072
Sydney Airport Finance
5.125%, 02/22/21 (A)	500	523
Ventas Realty‡
2.700%, 04/01/20	505	479

Adviser Managed Trust / Annual Report / July 31, 2013	23

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

VTB Bank Via VTB Capital
6.950%, 10/17/22 (A)	$2,000	$2,015
WEA Finance
7.125%, 04/15/18 (A)	1,000	1,198
Wells Fargo MTN
3.450%, 02/13/23	285	273
Xstrata Finance Canada
4.250%, 10/25/22 (A)	700	640
Yapi ve Kredi Bankasi
5.500%, 12/06/22 (A)	2,000	1,750

		70,671

Health Care — 1.1%
AbbVie
2.000%, 11/06/18 (A)	275	271
1.750%, 11/06/17 (A)	590	583
CHS
8.000%, 11/15/19	540	570
Express Scripts Holding
2.100%, 02/12/15	1,125	1,144
HCA
7.875%, 02/15/20	1,050	1,140
7.250%, 09/15/20	1,280	1,400
Mylan
1.800%, 06/24/16 (A)	245	244
Thermo Fisher Scientific
3.150%, 01/15/23	450	419
WellPoint
5.100%, 01/15/44	575	577
2.300%, 07/15/18	180	180
1.250%, 09/10/15	360	362
Zoetis
3.250%, 02/01/23 (A)	135	128

		7,018

Industrials — 2.9%
Cemex Espana Luxembourg
9.875%, 04/30/19 (A)	2,000	2,225
Continental Airlines Pass-Through Certificates, Cl A
6.545%, 02/02/19	575	626
Delta Air Lines Pass-Through Trust, Ser 2001-1, Cl G-1
6.718%, 01/02/23	891	978
General Electric Capital MTN
6.250%, 12/15/49 (B)	100	104
5.875%, 01/14/38	75	82
5.300%, 02/11/21	1,400	1,534
4.650%, 10/17/21	650	693
4.625%, 01/07/21	2,800	3,002
Heathrow Funding
2.500%, 06/25/15 (A)	1,000	1,017
Hutchison Whampoa International
3.500%, 01/13/17 (A)	621	643

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Imperial Tobacco Finance
3.500%, 02/11/23 (A)	$925	$875
Kansas City Southern de Mexico
3.000%, 05/15/23 (A)	255	237
Lukoil International Finance
3.416%, 04/24/18 (A)	685	675
Odebrecht Offshore Drilling Finance
6.750%, 10/01/22 (A)	2,000	1,998
Tenedora Nemak
5.500%, 02/28/23 (A)	1,500	1,481
TSMC Global
1.625%, 04/03/18 (A)	775	746
US Airways Pass-Through Trust, Cl A
5.900%, 10/01/24	998	1,063
Vale Overseas
6.875%, 11/21/36	600	592
4.375%, 01/11/22	500	474

		19,045

Information Technology — 0.2%
Apple
2.400%, 05/03/23	515	472
International Business Machines
3.375%, 08/01/23	825	822
Oracle
3.625%, 07/15/23	290	293

		1,587

Materials — 1.0%
ArcelorMittal
7.250%, 03/01/41	1,000	926
Barrick
4.100%, 05/01/23 (A)	430	366
CF Industries
3.450%, 06/01/23	245	232
Dow Chemical
4.250%, 11/15/20	250	265
Gold Fields Orogen Holding
4.875%, 10/07/20	2,000	1,649
Southern Copper
5.250%, 11/08/42	650	517
Teck Resources
5.200%, 03/01/42	200	165
3.000%, 03/01/19	155	152
Vedanta Resources
6.750%, 06/07/16 (A)	2,200	2,291

		6,563

Telecommunication Services — 1.3%
AT&T
6.500%, 09/01/37	985	1,135
6.300%, 01/15/38	50	56
4.300%, 12/15/42	16	14
CenturyLink
5.800%, 03/15/22	650	647

24	Adviser Managed Trust / Annual Report / July 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Intelsat Jackson Holdings
8.500%, 11/01/19	$1,900	$2,097
SBA Tower Trust
3.598%, 04/15/18 (A)	605	600
Verizon Communications
6.900%, 04/15/38	50	61
6.400%, 02/15/38	250	289
2.450%, 11/01/22	720	650
VimpelCom Holdings
5.950%, 02/13/23 (A)	300	279
Vodafone Group
2.950%, 02/19/23	500	463
Windstream
7.750%, 10/15/20	1,925	2,050

		8,341

Utilities — 0.6%
Edison International
3.750%, 09/15/17	695	735
Hrvatska Elektroprivreda
6.000%, 11/09/17 (A)	2,500	2,582
Mirant Mid Atlantic Pass-Through Trust LLC, Cl B
9.125%, 06/30/17	67	72
Mirant Mid Atlantic Pass-Through Trust LLC, Cl C
10.060%, 12/30/28	273	302

		3,691

Total Corporate Obligations (Cost $152,019) ($ Thousands)		151,466

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.9%
FFCB
0.230%, 10/15/13 (B)	2,355	2,356
FHLB
2.750%, 03/13/15	5,000	5,196
0.550%, 06/03/16	1,530	1,522
0.330%, 09/16/13 (B)	1,695	1,695
0.170%, 11/15/13 (B)	2,720	2,720
0.070%, 10/04/13 (C)	1,925	1,925
0.055%, 10/16/13 (C)	2,730	2,730
FHLMC
2.500%, 04/23/14	5,000	5,087
0.390%, 11/18/13 (B)	2,490	2,492
0.065%, 08/26/13 (C)	2,040	2,040
FNMA
3.000%, 09/16/14	1,430	1,476
0.500%, 10/22/15	1,410	1,409
0.360%, 06/23/14 (B)	2,390	2,394
0.095%, 01/15/14 (C)	3,395	3,394
0.065%, 10/09/13 (C)	2,455	2,455

Total U.S. Government Agency Obligations (Cost $38,675) ($ Thousands)		38,891

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 5.9%
Access Group, Ser 2006-1, Cl A2
0.383%, 08/25/23 (B)	$504	$493
ACE Securities Home Equity Loan Trust, Ser 2005-RM1, Cl M2
0.940%, 03/25/35 (B)	1,068	1,048
Ally Master Owner Trust, Ser 2011-4, Cl A2
1.540%, 09/15/16	1,000	1,008
Alm Loan Funding, Ser 2012-7A, Cl A1
1.686%, 10/19/24 (A) (B)	700	704
Ameriquest Mortgage Securities Pass-Through Certificates, Ser 2005-R2, Cl M2
0.670%, 04/25/35 (B)	1,400	1,272
Beacon Container Finance, Ser 2012-1A, Cl A
3.720%, 09/20/27 (A)	529	531
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE11, Cl M1
1.075%, 12/25/34 (B)	1,362	1,357
CAL Funding II, Ser 2012-1A, Cl A
3.470%, 10/25/27 (A)	740	739
Carrington Mortgage Loan Trust, Ser 2005-NC5, Cl A2
0.510%, 10/25/35 (B)	893	887
Countrywide Asset-Backed Certificates, Ser 2005-1, Cl MV2
1.090%, 10/25/47 (B)	1,531	1,286
0.630%, 07/25/35 (B)	818	817
CPS Auto Trust, Ser 2012-C, Cl A
1.820%, 12/16/19 (A)	201	202
Cronos Containers Program, Ser 2012-1A, Cl A
4.210%, 05/18/27 (A)	353	360
3.810%, 09/18/27 (A)	367	371
EFS Volunteer No. 2 LLC, Ser 2012-1, Cl A2
1.543%, 03/25/36 (A) (B)	700	713
Equifirst Mortgage Loan Trust, Ser 2004-2, Cl 2A3
1.150%, 10/25/34 (B)	1,150	1,114
First Frankin Mortgage Loan Trust, Ser 2005-FF5, Cl M1
0.640%, 03/25/35 (B)	1,266	1,259
Ford Credit Auto Lease Trust, Ser 2012-A, Cl B
1.610%, 10/15/16 (A)	615	618

Adviser Managed Trust / Annual Report / July 31, 2013	25

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2013

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

GE Seaco Finance, Ser 2005-1A, Cl A
0.442%, 11/17/20 (A) (B)	$	467	$460
Goal Capital Funding Trust, Ser 2006-1, Cl A3
0.393%, 11/25/26 (B)		850	837
Home Equity Asset Trust, Ser 2005-5, Cl 2A3
0.600%, 11/25/35 (B)		505	502
HSBC Home Equity Loan Trust, Ser 2006-2, Cl A1
0.342%, 03/20/36 (B)		1,443	1,413
Huntington Auto Trust, Ser 2012-1, Cl B
1.710%, 08/15/17		200	203
ING Investment Management, Ser 2012-4A, Cl A1
1.658%, 10/15/23 (A) (B)		700	701
IXIS Real Estate Capital Trust, Ser 2005-HE3, Cl M1
0.910%, 12/25/35 (B)		246	245
JPMorgan Mortgage Acquisition Trust, Ser 2005-WMC1, Cl M1
0.610%, 09/25/35 (B)		568	550
0.320%, 11/25/36 (B)		1,450	1,416
Long Beach Mortgage Loan Trust, Ser 2005-1, Cl M1
0.940%, 02/25/35 (B)		533	530
Morgan Stanley ABS Capital I Trust, Ser 2005-HE6, Cl A2C
0.610%, 03/25/35 (B)		367	367
0.510%, 11/25/35 (B)		1,432	1,389
New Century Home Equity Loan Trust, Ser 2005-3, Cl M2
0.680%, 07/25/35 (B)		1,500	1,377
OHA Credit Partners VII, Ser 2012-7A, Cl A
1.694%, 11/20/23 (A) (B)		700	701
Park Place Securities Asset- Backed Pass-Through Certificates, Ser 2004-WCW1, Cl M2
1.210%, 12/25/34 (B)		1,004	1,003
0.870%, 09/25/34 (B)		921	907
Park Place Securities, Ser 2005-WHQ2, Cl A1B
0.460%, 05/25/35 (B)		1,518	1,499
Santander Drive Auto Receivables Trust, Ser 2010-2, Cl C
3.890%, 07/17/17		380	388
1.560%, 08/15/18		390	389
Scholar Funding Trust, Ser 2011-A, Cl A
1.164%, 10/28/43 (A) (B)		816	805

Description		Face Amount ($ Thousands) (1)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2004-1, Cl A4
0.526%, 10/27/25 (B)		1,620	$1,544
0.366%, 01/25/23 (B)		131	130
0.346%, 04/25/23 (B)		258	258
Small Business Administration, Ser 2011-10A, Cl 1
4.084%, 03/10/21		617	661
Soundview Home Loan Trust, Ser 2005-OPT4, Cl 2A3
0.450%, 12/25/35 (B)		1,214	1,197
Structured Asset Investment Loan Trust, Ser 2005-5, Cl M1
0.610%, 06/25/35 (B)		1,445	1,431
TAL Advantage LLC, Ser 2006-1A
3.860%, 05/20/27 (A)		596	607
0.382%, 04/20/21 (A) (B)		289	284
Triton Container Finance LLC, Ser 2012-1A, Cl A
4.210%, 05/14/27 (A)		486	494
U-Haul S Fleet LLC, Ser 2007-BT1, Cl BT
5.559%, 02/25/20 (A)		512	520
Wells Fargo Home Equity Trust, Ser 2004-2, Cl AI6
5.000%, 10/25/34 (B)		680	695
Westlake Automobile Receivables Trust, Ser 2012-1A, Cl A2
1.030%, 03/15/16 (A)		211	211

Total Asset-Backed Securities (Cost $38,554) ($ Thousands)			38,493

FOREIGN SOVEREIGN BONDS — 5.3%
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/28 (A)		1,500	1,432
Brazilian Government International Bond
2.625%, 01/05/23		300	259
Bundesobligation
1.250%, 10/14/16	EUR	435	595
0.500%, 04/07/17		745	992
0.500%, 02/23/18		675	891
Bundesrepublik Deutschland
4.250%, 07/04/18		1,520	2,368
3.750%, 01/04/19		255	392
3.500%, 07/04/19		1,500	2,294
3.250%, 07/04/21		305	465
2.250%, 09/04/21		2,045	2,907
2.000%, 01/04/22		720	1,001
1.750%, 07/04/22		475	644

26	Adviser Managed Trust / Annual Report / July 31, 2013

Description		Face Amount ($ Thousands) (1)	Market Value ($ Thousands)
1.500%, 09/04/22		770	$1,019
1.500%, 02/15/23		1,170	1,535
1.500%, 05/15/23		505	660
Bundesschatzanweisungen
0.200%, 06/12/15	EUR	235	311
Gazprom Neft OAO Via GPN Capital
4.375%, 09/19/22 (A)		850	786
Japan Government Two Year Bond
0.200%, 07/15/15	JPY	64,300	655
0.100%, 05/15/15		59,900	609
Japan Government Five Year Bond
0.300%, 09/20/16	JPY	31,900	326
Japan Government Ten Year Bond
1.900%, 06/20/16	JPY	46,800	500
1.800%, 06/20/18		92,200	1,006
1.700%, 09/20/17		71,500	771
1.500%, 09/20/18		42,100	454
1.400%, 06/20/19		90,000	970
1.300%, 03/20/21		72,000	770
1.200%, 12/20/20		90,000	956
1.100%, 03/20/21		64,600	681
1.000%, 09/20/21		61,500	642
1.000%, 03/20/22		80,900	842
0.800%, 06/20/22		68,500	700
0.800%, 06/20/23		11,700	119
0.600%, 03/20/23		124,200	1,241
Mexico Government International Bond MTN
5.125%, 01/15/20		100	111
Petroleos Mexicanos
6.500%, 06/02/41		110	116
United Kingdom Gilt
3.750%, 09/07/20	GBP	690	1,180
3.750%, 09/07/21		560	954
2.750%, 01/22/15		100	157
1.750%, 09/07/22		1,235	1,779
1.250%, 07/22/18		405	614

Total Foreign Sovereign Bonds (Cost $35,885) ($ Thousands)			34,704

MUNICIPAL BONDS — 1.4%
Arizona State, Educational Loan Market, Ser Senior A-2, RB Callable 03/01/14 @ 100
0.495%, 12/01/23 (B)		838	820
Brazos, Higher Education Authority, Ser 2004-I, Cl A2, RB
0.433%, 06/27/22 (B)		421	420
Brazos, Higher Education Authority, Ser 2005-1, Cl 1A3, RB
0.383%, 09/26/22 (B)		700	691
Brazos, Higher Education Authority, Ser I-A-2, RB
0.353%, 12/26/18 (B)		215	215

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
California State, GO Callable 10/01/21 @ 100
6.509%, 04/01/39	$275	$298
California State, GO
7.600%, 11/01/40	525	712
7.550%, 04/01/39	175	234
7.300%, 10/01/39	500	646
6.200%, 03/01/19	600	697
Illinois State, GO
5.100%, 06/01/33	1,000	924
4.950%, 06/01/23	900	895
Los Angeles, Department of Water & Power, RB
5.716%, 07/01/39	1,000	1,105
New Jersey State, Turnpike Authority, RB
7.414%, 01/01/40	1,000	1,317
South Carolina, Student Loan Corporation, Ser A-1, RB
0.375%, 12/03/18 (B)	382	381

Total Municipal Bonds (Cost $8,722) ($ Thousands)		9,355

COMMERCIAL PAPER (C) — 1.1%
Lloyds TSB Bank PLC
0.240%, 08/07/13	2,680	2,680
Macquarie Bank
0.320%, 10/24/13 (A)	1,875	1,874
RBS Holdings USA
0.360%, 01/22/14 (A)	2,830	2,825

Total Commercial Paper (Cost $7,379) ($ Thousands)		7,379

U.S. TREASURY OBLIGATIONS — 31.0%
U.S. Treasury Bonds
5.500%, 08/15/28	2,950	3,777
4.750%, 02/15/41	3,310	4,014
4.375%, 05/15/40	1,075	1,230
4.375%, 05/15/41	494	565
4.250%, 05/15/39	1,700	1,909
3.875%, 08/15/40 (D)	2,000	2,109
3.125%, 11/15/41	1,075	982
2.750%, 08/15/42	1,055	886
2.125%, 08/15/21	2,525	2,500
1.750%, 05/15/23	2,580	2,393
1.625%, 11/15/22	4,075	3,772
U.S. Treasury Inflation Protected Securities
2.125%, 02/15/41	1,436	1,727
2.000%, 07/15/14	7,328	7,566
1.250%, 04/15/14	5,520	5,597
0.500%, 04/15/15	7,669	7,880
0.125%, 04/15/17	6,354	6,566

Adviser Managed Trust / Annual Report / July 31, 2013	27

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2013

Description		Face Amount ($ Thousands) (1)	Market Value ($ Thousands)
0.125%, 04/15/18		4,026	$4,156
U.S. Treasury Notes
4.250%, 08/15/13		2,435	2,439
4.000%, 02/15/15		13,545	14,329
2.000%, 04/30/16		4,655	4,841
1.875%, 09/30/17		22,680	23,387
1.750%, 07/31/15		9,825	10,104
1.375%, 06/30/18		31,520	31,527
1.250%, 02/15/14		13,275	13,357
0.875%, 01/31/17		2,800	2,804
0.875%, 04/30/17		25,875	25,818
0.750%, 12/31/17		1,390	1,363
0.250%, 06/30/14		10,225	10,235
0.250%, 02/15/15		5,625	5,627

Total U.S. Treasury Obligations (Cost $204,118) ($ Thousands)			203,460

TIME DEPOSITS — 11.2%
Brown Brothers Harriman
0.073%	GBP	—	—
0.030%		73,610	73,610
0.008%	EUR	—	—

Total Time Deposits (Cost $73,610) ($ Thousands)			73,610

Total Investments — 120.6% (Cost $791,220) ($ Thousands)			$790,892

The open futures contracts held by the Fund at July 31, 2013, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Bobl	(43)	Sep-2013	$(1)
Euro-Buxl 30 Year Bond	11	Sep-2013	3
Japanese 10-Year Bond	(10)	Sep-2013	(45)
U.S. 10-Year Treasury Note	(32)	Sep-2013	5
U.S. Long Treasury Bond	(74)	Sep-2013	462
U.S. Ultra Long Treasury Bond	53	Sep-2013	(315)

			$109

For the year ended July 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

The outstanding forward foreign currency contracts held by the Fund at July 31, 2013, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
8/29/13	EUR	12,459	USD	16,526	$(17)
8/29/13	GBP	3,263	USD	5,015	70
8/29/13	JPY	1,150,070	USD	11,723	27
8/29/13	USD	134	EUR	101	—
8/29/13	USD	29	GBP	19	(1)
8/29/13	USD	245	JPY	24,036	(1)

					$78

The counterparties for the outstanding forward foreign currency contracts held by the Fund at July 31, 2013, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Brown Brothers Harriman	(33,594)	33,672	$78

For the year ended July 31, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of outstanding swap agreements held by the Fund at July 31, 2013, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Goldman Sachs	CDX.EM.15-V1 Index	Sell	5.00%	12/20/15	$(7,882)	$300
Goldman Sachs	CDX.NA.HY.19 Index	Sell	5.00	12/20/17	(8,085)	630
Goldman Sachs	CDX.NA.HY.19 Index	Sell	5.00	12/20/17	(4,605)	137
Goldman Sachs	CDX.EM.19 Index	Sell	5.00	06/20/18	(5,450)	9
Goldman Sachs	CDX.EM.19 Index	Sell	5.00	06/20/18	(29,400)	(596)
Goldman Sachs	ITRAXX-EUROPE-S19V1-5Y EUR	Sell	1.00	06/20/18	(2,130)	1
Goldman Sachs	ITRAXX-XOVER-S19V1-5Y EUR	Sell	5.00	06/20/18	(135)	—
Goldman Sachs	ITRAXX-XOVER-S19V1-5Y EUR	Sell	5.00	06/20/18	(715)	6
Goldman Sachs	ITRAXX-EUROPE-S19V1-5Y EUR	Sell	1.00	06/20/18	(2,045)	14
Goldman Sachs	CDX.NA.HY.20 Index	Sell	5.00	06/20/18	(6,035)	153
Goldman Sachs	CDX.NA.IG.20 Index	Sell	1.00	06/20/18	(2,800)	5

28	Adviser Managed Trust / Annual Report / July 31, 2013

Credit Default Swaps (Continued)
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Goldman Sachs	CDX.NA.HY.20 Index	Sell	5.00%	06/20/18	$(3,055)	$131
Goldman Sachs	CDX.NA.HY.20 Index	Sell	5.00	06/20/18	(80)	2
Goldman Sachs	CDX.NA.IG.20 Index	Sell	1.00	06/20/18	(2,500)	5
Goldman Sachs	CDX.NA.HY.20 Index	Sell	5.00	06/20/18	(510)	3
Goldman Sachs	CDX-NAIG-S20V1-5Y Index	Sell	1.00	06/20/18	(1,455)	6
Goldman Sachs	CDX.NA.IG.20 Index	Sell	1.00	06/20/18	(31,200)	33
Goldman Sachs	CDX.NA.HY.20 Index	Sell	5.00	06/20/18	(725)	13
Goldman Sachs	CDX.NA.HY.20 Index	Sell	5.00	06/20/18	(1,965)	10
Goldman Sachs	CDX.EM.19 Index	Sell	5.00	06/20/18	(2,085)	(61)
Goldman Sachs	CDX.NA.IG.20 Index	Sell	1.00	06/20/18	(2,845)	5
Goldman Sachs	CDX.NA.HY.20 Index	Sell	5.00	06/20/18	(490)	9
Goldman Sachs	CDX.NA.HY.20 Index	Sell	5.00	06/20/18	(230)	2

						$817

For the year ended July 31, 2013, the total amount of all open swap contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $655,548 ($ Thousands).

‡	Real Estate Investment Trust.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2013. The date reported on the Schedule of Investments is the final maturity date.

(C)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(D)	All or a portion of this security has been pledged as collateral for open futures contracts.

Cl — Class

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

JPY — Japanese Yen

GO — General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

TBA — To Be Announced

USD — United States Dollar

The following is a list of the inputs used as of July 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$233,534	$—	$233,534
Corporate Obligations	—	151,466	—	151,466
U.S Government Agency
Obligations	—	38,891	—	38,891
Asset-Backed Securities	—	38,493	—	38,493
Foreign Sovereign Bonds	—	34,704	—	34,704
Municipal Bonds	—	9,355	—	9,355
Commercial Paper	—	7,379	—	7,379
U.S. Treasury Obligations	—	203,460	—	203,460
Time Deposits	73,610	—	—	73,610

Total Investments in Securities	$73,610	$717,282	$—	$790,892

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts* — Appreciation	$470	$—	$—	$470
Futures Contracts* — Depreciation	(361)	—	—	(361)
Forward Foreign Currency Contracts* — Appreciation	—	97	—	97
Forward Foreign Currency Contracts* — Depreciation	—	(19)	—	(19)
Swap Contracts* — Appreciation	—	1,474	—	1,474
Swap Contracts* — Depreciation	—	(657)	—	(657)

Total Other Financial Instruments	$109	$895	$—	$1,004

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended July 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended July 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities. For the year ended July 31, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2013	29

Statements of Assets and Liabilities ($ Thousands)

July 31, 2013

		Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
ASSETS:
	Investments, at value†	$999,223		$790,892
	Affiliated investments, at value††	25,528		—
	Cash	3		—
	Foreign currency†††	122		—
	Receivable for investment securities sold	25,467		103,254
	Receivable for fund shares sold	1,444		571
	Dividends and interest receivable	822		3,647
	Foreign tax reclaim receivable	365		—
	Unrealized gain on forward foreign currency contracts	—		97
	Unrealized gain on foreign spot currency contracts	—		1
	Swap contracts, at value††††	—		6,319
	Receivable for variation margin	—		89
	Prepaid expenses	11		9
	Total Assets	1,052,985		904,879
LIABILITIES:
	Payable for investment securities purchased	25,138		248,433
	Investment advisory fees payable	512		166
	Shareholder servicing fees payable	215		137
	Payable for fund shares redeemed	183		382
	Administration fees payable	172		110
	Payable for variation margin	70		12
	Trustees fees payable	1		—
	Chief Compliance Officer fees payable	1		1
	Unrealized loss on foreign spot currency contracts	1		—
	Unrealized loss on forward foreign currency contracts	—		19
	Accrued expense payable	99		71
	Total Liabilities	26,392		249,331
	Net Assets	$1,026,593		$655,548
†	Cost of investments	$875,102		$791,220
††	Cost of affiliated investments	25,528		—
†††	Cost of foreign currency	125		—
††††	Swap premiums	—		5,502
NET ASSETS:
	Paid-in Capital — (unlimited authorization — no par value)	$954,276		$658,201
	Undistributed net investment income	4,695		1,586
	Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency	(57,204)		(4,917)
	Net unrealized appreciation (depreciation) on investments	124,121		(328)
	Net unrealized appreciation on futures contracts	704		109
	Net unrealized appreciation on swap contracts	—		817
	Net unrealized appreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	1		80
	Net Assets	$1,026,593		$655,548
Net Asset Value, Offering and Redemption Price Per Share		$13.15		$10.03
		($1,026,593,473 ÷ 78,083,735 shares	)	($655,547,871 ÷ 65,367,249 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	Adviser Managed Trust / Annual Report / July 31, 2013

Statements of Operations ($ Thousands)

For the year ended July 31, 2013

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Investment Income:
Dividends	$17,828	$—
Dividends from Affiliated Registered Investment Company(1)	6	—
Interest Income	14	12,929
Less: Foreign Taxes Withheld	(604)	—
Total Investment Income	17,244	12,929
Expenses:
Investment Advisory Fees	5,931	2,152
Shareholder Servicing Fees	2,118	1,537
Administration Fees	1,694	1,230
Trustee Fees	19	16
Chief Compliance Officer Fees	4	3
Custodian/Wire Agent Fees	188	31
Professional Fees	57	48
Printing Fees	53	41
Registration Fees	41	54
Overdraft Fees	7	—
Other Expenses	21	52
Total Expenses	10,133	5,164
Less:
Waiver of Investment Advisory Fees	(771)	(222)
Fees Paid Indirectly(1)	(8)	—
Net Expenses	9,354	4,942
Net Investment Income	7,890	7,987
Net Realized Gain (Loss) on:
Investments	26,166	3,347
Futures Contracts	6,380	(53)
Swap Contracts	—	2,558
Foreign Currency Transactions	(290)	995
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	125,476	(22,209)
Futures Contracts	443	(382)
Swap Contracts	—	1,358
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(388)	121
Net Increase (Decrease) in Net Assets Resulting from Operations	$165,677	$(6,278)

(1)	See Note 5 in the Notes for Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2013	31

Statements of Changes in Net Assets ($ Thousands)

For the years ended July 31,

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2013	2012	2013	2012
Operations:
Net Investment Income	$7,890	$5,281	$7,987	$8,865
Net Realized Gain (Loss) from Investments, Futures Contracts and Swap Contracts	32,546	(81,639)	5,852	15,889
Net Realized Gain (Loss) on Foreign Currency Transactions	(290)	205	995	2,288
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Contracts	125,919	10,860	(21,233)	12,578
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	(388)	388	121	(30)
Net Increase (Decrease) in Net Assets Resulting from Operations	165,677	(64,905)	(6,278)	39,590
Dividends and Distributions From:
Net Investment Income	(8,345)	(4,888)	(12,252)	(12,694)
Net Realized Gains	—	—	(13,506)	(10,425)
Total Dividends and Distributions	(8,345)	(4,888)	(25,758)	(23,119)
Capital Share Transactions:(1)
Proceeds from Shares Issued	605,683	863,589	179,342	193,792
Reinvestment of Dividends & Distributions	8,320	—	25,685	23,106
Cost of Shares Redeemed	(541,360)	(754,593)	(104,095)	(158,100)
Increase in Net Assets Derived from Capital Share Transactions	72,643	108,996	100,932	58,798
Net Increase in Net Assets	229,975	39,203	68,896	75,269
Net Assets:
Beginning of Year	796,618	757,415	586,652	511,383
End of Year	$1,026,593	$796,618	$655,548	$586,652
Undistributed Net Investment Income Included in Net Assets at Year End	$4,695	$5,218	$1,586	$1,182

(1)	See Note 6 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

32	Adviser Managed Trust / Annual Report / July 31, 2013

Financial Highlights

For the years or period ended July 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover†
Tactical Offensive Equity Fund
2013	$10.76	$0.11	$2.51	$2.62	$(0.23)	$—	$(0.23)	$13.15	24.64%	$1,026,593	1.10%	1.10%	1.19%	0.93%	93%
2012	9.80	0.14	0.89^	1.03	(0.07)	—	(0.07)	10.76	10.60	796,618	1.10	1.10	1.22	1.29	194
2011*	10.00	0.06	(0.26)	(0.20)	—	—	—	9.80	(2.00)	757,415	1.10	1.10	1.21	1.41	77
Tactical Offensive Fixed Income Fund
2013	$10.56	$0.14	$(0.22)	$(0.08)	$(0.21)	$(0.24)	$(0.45)	$10.03	(0.89)%	$655,548	0.80%	0.80%	0.84%	1.30%	292%
2012	10.26	0.17	0.57	0.74	(0.24)	(0.20)	(0.44)	10.56	7.44	586,652	0.80	0.86	0.86	1.63	310
2011*	10.00	0.07	0.26	0.33	(0.07)	—	(0.07)	10.26	3.33	511,383	0.80	0.80	0.85	1.74	180

*	Commenced operations on February 25, 2011. All ratios for the period have been annualized.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2013	33

Notes to Financial Statements

July 31, 2013

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with two registered funds: Tactical Offensive Equity and Tactical Offensive Fixed Income (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the Funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of all of the shares for which the Financial Adviser exercises investment discretion. The Financial Adviser’s redemption request will cause a Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Once the shares for which the Financial Adviser exercises investment discretion are redeemed, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds that are designed to track the performance of the broad equity market. When the Tactical Offensive Fixed Income Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal.

The Funds could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Funds and no Sub-Adviser will manage the assets of the Funds. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund when the Fund is not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In

34	Adviser Managed Trust / Annual Report / July 31, 2013

addition, the Funds may fair value their securities if an event that may materially affect the value of the Funds’ securities that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate their net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the adviser or sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate net asset value, the adviser or sub-adviser may request that a Fair Value Meeting be called.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, time deposits, commercial paper, swaps and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain corporate obligations and mortgage-backed securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2013, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended July 31, 2013, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of

Adviser Managed Trust / Annual Report / July 31, 2013	35

Notes to Financial Statements (Continued)

July 31, 2013

the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2013.

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2013.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2013, if applicable.

Futures Contracts — The Funds utilized futures contracts during the year ended July 31, 2013. To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of July 31, 2013, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized

36	Adviser Managed Trust / Annual Report / July 31, 2013

gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of July 31, 2013. The Funds had no open option/swaption contracts as of July 31, 2013.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. Swaps may also be used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments for details regarding open swap agreements as of July 31, 2013, if applicable.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and

Adviser Managed Trust / Annual Report / July 31, 2013	37

Notes to Financial Statements (Continued)

July 31, 2013

may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the Tactical Offensive Equity Fund and declared and paid quarterly for the Tactical Offensive Fixed Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may

38	Adviser Managed Trust / Annual Report / July 31, 2013

buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of July 31, 2013, the Tactical Offensive Fixed Income Fund is the seller (“providing protection”) on a total notional amount of $116.4 million of credit default swaps (“CDS”). The notional amounts of the swaps are not recorded in the financial statements, however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur. Those credit default swaps for which the Fund is providing protection at balance sheet date are summarized as follows:

TACTICAL OFFENSIVE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAPS ON AN INDEX
REFERENCE ASSET	CORPORATE US$	SOVEREIGN US$	ASSET-BACKED SECURITIES US$	CORPORATE US$	Total
Fair value of written credit derivatives	—	—	$6,319,355	—	$6,319,355
Maximum potential amount of future payments	—	—	$116,421,600	—	$116,421,600
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
TACTICAL OFFENSIVE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	—	—	$44,975,000	—	—	$44,975,000
101-200	—	—	$7,881,600	—	—	$7,881,600
201-300	—	—	—	—	—	—
Greater than 301	—	—	$63,565,000	—	—	$63,565,000
Total	—	—	$116,421,600	—	—	$116,421,600

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

Adviser Managed Trust / Annual Report / July 31, 2013	39

Notes to Financial Statements (Continued)

July 31, 2013

4. DERIVATIVE TRANSACTIONS

The fair value of derivative instruments as of July 31, 2013 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended July 31, 2013 ($ Thousands)			Year ended July 31, 2013 ($ Thousands)
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:

Tactical Offensive Equity Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$704	*	Net Assets — Unrealized depreciation on futures contracts	$—	*

Total Derivatives not accounted for as hedging instruments		$704			$—

Tactical Offensive Fixed Income Fund
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$97		Unrealized loss on forward foreign currency contracts	$19
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	470	*	Net Assets — Unrealized depreciation on futures contracts	361	*
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	1,474	†	Net Assets — Unrealized depreciation on swap contracts	657	†

Total Derivatives not accounted for as hedging instruments		$2,041			$1,037

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended July 31, 2013.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Swaps	Total
Tactical Offensive Equity Fund
Foreign exchange contracts	$—	$77	$—	$77
Equity contracts	6,380	—	—	6,380
Total	$6,380	$77	$—	$6,457
Tactical Offensive Fixed Income Fund
Foreign exchange contracts	$—	$1,231	$—	$1,231
Interest rate contracts	(53)	—	(78)	(131)
Credit contracts	—	—	2,636	2,636
Total	$(53)	$1,231	$2,558	$3,736

Change in Unrealized Depreciation on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Swaps	Total
Tactical Offensive Equity Fund
Foreign exchange contracts	$—	$287	$—	$287
Equity contracts	443	—	—	443
Total	$443	$287	$—	$730
Tactical Offensive Fixed Income Fund
Foreign exchange contracts	$—	$113	$—	$113
Interest rate contracts	(382)	—	—	(382)
Credit contracts	—	—	1,358	1,358
Total	$(382)	$113	$1,358	$1,089

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

40	Adviser Managed Trust / Annual Report / July 31, 2013

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration & Distribution Agreements

SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and transfer agency services for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Trust has adopted a plan under which firms, including the Distributor, that provide shareholder services may receive compensation therefrom. Such plan provides fees payable to the Distributor, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund. Under the Shareholder Servicing Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

Effective November 30, 2012, the Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until November 30, 2013, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the expense limitations for each Fund:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Voluntary Expense Limitation	Contractual Expense Limitation
Tactical Offensive Equity Fund	0.70%	0.20%	0.25%	1.10%	1.25%
Tactical Offensive Fixed Income Fund	0.35%	0.20%	0.25%	0.80%	0.89%

As of July 31, 2013, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Tactical Offensive Equity Fund
AJO, L.P.
AQR Capital Management LLC
Brown Advisory LLC
Causeway Capital Management LLC
Delaware Investments Fund Advisers
Lazard Asset Management LLC
PanAgora Asset Management, Inc.
Parametric Portfolio Associates LLC
Thornburg Investment Management, Inc.
Tactical Offensive Fixed Income Fund
Metropolitan West Asset Management LLC
Wellington Management Company LLP

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended July 31, 2013.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

Adviser Managed Trust / Annual Report / July 31, 2013	41

Notes to Financial Statements (Continued)

July 31, 2013

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved and are reviewed annually by the Board.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended July 31, 2013, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of and during the year ended July 31, 2013, the Trust had not participated in the Program.

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows ($Thousands):

	Tactical Offensive Equity Fund			Tactical Offensive Fixed Income Fund
	2013	2012		2013	2012
Shares issued	51,071	80,040		17,381	18,813
Shares issued in lieu of dividends and distributions	734	—		2,471	2,264
Shares redeemed	(47,763)	(83,308)		(10,033)	(15,351)
Increase (decrease) in net assets derived from capital share transactions	4,042	(3,268	)@	9,819	5,726

Amount designated as “—” is zero or has been rounded to zero.

@	The net decrease in net assets derived from capital share transactions does not accord with the net increase in net assets derived from capital share transactions on the Statements of Changes in Net Assets for the period because of sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

7. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended July 31, 2013, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
Purchases	$—	$792,707	$792,707
Sales	—	740,135	740,135
Tactical Offensive Fixed Income Fund
Purchases	1,594,848	189,639	1,784,487
Sales	1,455,304	160,069	1,615,373

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to tax exempt income, investments in Passive Foreign Investment Companies, Regulated Investment Companies, reclass of distributions, different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long-term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, and gains and losses on certain foreign currency related transactions have been reclassified to/from the following accounts as of July 31, 2013.

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)
Tactical Offensive Equity Fund	$—	$(68)	$68
Tactical Offensive Fixed Income Fund	(76)	4,669	(4,593)

42	Adviser Managed Trust / Annual Report / July 31, 2013

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund	2013	$8,345	$—	$8,345
	2012	4,888	—	4,888
Tactical Offensive Fixed Income Fund	2013	22,842	2,916	25,758
	2012	22,467	652	23,119

As of July 31, 2013, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Tactical Offensive Equity Fund	$17,369	$15,491	$(81,791)	$—	$121,952	$(704)	$72,317
Tactical Offensive Fixed Income Fund	2,236	300	—	(3,159)	(372)	(1,658)	(2,653)

Post-October losses represent losses realized on investment transactions from November 1, 2012 through July 31, 2013, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Short-Term	Long-Term	Total Capital Loss Carryforwards ($ Thousands)
Tactical Offensive Equity Fund	$(80,549)	$(1,242)	$(81,791)

The Tactical Offensive Equity Fund’s capital losses are subject to annual limitations.

For Federal income tax purposes, the cost of securities owned at July 31, 2013, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bonds, straddles and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at July 31, 2013, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities (Depreciation) ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Tactical Offensive Equity Fund	$903,505	$144,016	$(22,770)	$121,246
Tactical Offensive Fixed Income Fund	792,270	9,376	(10,754)	(1,378)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of July 31, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The Tactical Offensive Equity and Tactical Offensive Fixed Income Funds may invest its assets in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The market value of the Tactical Offensive Fixed Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

Please refer to each Fund’s prospectus for a comprehensive discussion of the risks associated with each Fund’s investment objective and strategies.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (“FASB”) issued an update (“ASU 2013-08”) to ASC Topic 946, Financial

Adviser Managed Trust / Annual Report / July 31, 2013	43

Notes to Financial Statements (Concluded)

July 31, 2013

Services — Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Funds’ financial statements.

In December 2011, the FASB issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and does not believe the adoption will have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of July 31, 2013. However, the following are details relating to subsequent events that have occurred since July 31, 2013.

Pursuant to its Adviser Managed Strategy, the Financial Adviser reallocated a portion of its clients’ assets from the Tactical Offensive Fixed Income Fund to an affiliated money market fund. The reallocation resulted in a redemption from the Tactical Offensive Fixed Income Fund on August 22, 2013 in the amount of approximately $320 million or approximately 50% of its assets.

44	Adviser Managed Trust / Annual Report / July 31, 2013

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Adviser Managed Trust:

We have audited the accompanying statements of assets and liabilities of Adviser Managed Trust comprised of the Tactical Offensive Equity Fund and Tactical Offensive Fixed Income Fund (collectively, the “Funds”), including the schedules of investments, as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising Adviser Managed Trust as of July 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 27, 2013

Adviser Managed Trust / Annual Report / July 31, 2013	45

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of July 31, 2013.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), and SEI Global Nominee Ltd., Limited
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*Messrs.	Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]There

is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

46	Adviser Managed Trust / Annual Report / July 31, 2013

Name, Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since March 2008. Managing Director, Cue Capital from March 2002-March 2008.	96	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	96	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2007	Private Investor since 1994.	96	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	96	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012.	N/A	N/A

Adviser Managed Trust / Annual Report / July 31, 2013	47

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark, (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President	since 2013	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 29 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2013	Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010- May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust, September 2008-September 2010.	N/A	N/A

[1]There

is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

48	Adviser Managed Trust / Annual Report / July 31, 2013

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 2/1/2013	Ending Account Value 7/31/2013	Annualized Expense Ratios	Expenses Paid During Period*
Tactical Offensive Equity Fund
Actual Fund Return	$1,000.00	$1,091.30	1.10%	$5.70
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51

	Beginning Account Value 2/1/2013	Ending Account Value 7/31/2013	Annualized Expense Ratios	Expenses Paid During Period*
Tactical Offensive Fixed Income Fund
Actual Fund Return	$1,000.00	$978.40	0.80%	$3.92
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

Adviser Managed Trust / Annual Report / July 31, 2013	49

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data from third party affiliates. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of sub-advisory fees that SIMC pays the Sub-Advisers compared with the fees each charge to comparable mutual funds; (vi) the Funds’ overall fees and operating expenses; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (x) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Funds’ performance.

At the March 26-27, 2013 and June 19-20, 2013 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers

50	Adviser Managed Trust / Annual Report / July 31, 2013

to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance;

•	the Funds’ expenses under each Investment Advisory Agreement;

•

the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s and each Sub-Adviser’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio. The Trustees also considered the effects of SIMC’s voluntary and contractual waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC and the Sub-Advisers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Adviser Managed Trust / Annual Report / July 31, 2013	51

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

52	Adviser Managed Trust / Annual Report / July 31, 2013

Notice to Shareholders (Unaudited)

For shareholders that do not have a July 31, 2013, taxable year end, this notice is for information purposes only. For shareholders with a July 31, 2013, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2013, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gains Distributions	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions	(C) Dividends Qualifying for Corporate Dividends Received Deduction (1)
Tactical Offensive Equity Fund	0.00%	100.00%	100.00%	42.56%
Tactical Offensive Fixed Income Fund	11.32%	88.68%	100.00%	0.00%
Fund	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Tactical Offensive Equity Fund	98.60%	0.06%	0.03%	0.00%
Tactical Offensive Fixed Income Fund	0.00%	3.92%	57.80%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain” is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

Adviser Managed Trust / Annual Report / July 31, 2013	53

ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2013

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1.800.DIAL.SEI

(1.800.342.5734)

AMT (7/13)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least two Audit Committee financial experts serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2013			Fiscal Year 2012
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$56,000	N/A	N/A	$52,500	N/A	N/A
(b)	Audit-Related Fees(3)	$0	$20,000	N/A	$20,000	$0	N/A
(c)	Tax Fees (Tax return review services)(4)	$0	$8,000	N/A	N/A	$5,000	N/A
(d)	All Other Fees(2)	$0	$237,000	$0	N/A	$236,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.
(4)	Tax fees include amounts related to tax compliance and consulting services.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Service Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG for fiscal years 2013 and 2012 were $237,000 and $236,000 respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13 agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services for various service affiliates of the Registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 9, 2013

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: October 9, 2013